Exhibit 1.1
[●]
HireRight Holdings Corporation
Common Stock, par value $0.001 per share
UNDERWRITING AGREEMENT
[ ò ]
CREDIT SUISSE SECURITIES (USA) LLC
GOLDMAN SACHS & CO. LLC
As Representatives of the Several Underwriters,
c/o Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, N.Y. 10010-3629
c/o Goldman Sachs & Co. LLC
200 West Street
New York, N.Y. 10282
To whom it may concern:
1. Introductory. HireRight Holdings Corporation, a Delaware corporation (the “Company”) or its successor or parent entity following a corporate conversion or any substantially similar transaction as described under the caption “Corporate Conversion” in the Registration Statement and the final prospectus relating to the Public Offering (as defined below), proposes, upon the terms and conditions set forth in this agreement (the “Agreement”), to issue and sell to Credit Suisse Securities (USA) LLC (“Credit Suisse”), Goldman Sachs & Co. LLC (“Goldman Sachs”) and the several Underwriters named in Schedule A hereto (the “Underwriters”), for whom Credit Suisse and Goldman Sachs are acting as representatives (in such capacity, the “Representatives”) [ ò ] shares of its common stock, par value $0.001 per share (the “Securities”, such [ ò ] shares of Securities being hereinafter referred to as the “Firm Securities”). The Company also proposes to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than [ ò ] additional shares of its Securities (the “Optional Securities”), as set forth below. The Firm Securities and the Optional Securities are herein collectively called the “Offered Securities”.
For purposes of this Agreement:
“430A Information”, with respect to any registration statement, means information included in a prospectus and retroactively deemed to be a part of such registration statement pursuant to Rule 430A(b). 430A Information with respect to the Registration Statement (as defined in Section 2) shall be considered to be included in such Registration Statement as of the time specified in Rule 430A.
“Act” means the Securities Act of 1933, as amended.
“Applicable Time” means [ ò ]:00 pm (New York City time) on the date of this Agreement.
“Closing Date” has the meaning defined in Section 3 hereof.
“Commission” means the Securities and Exchange Commission.
“Effective Time” means the date and time as of which such Registration Statement was declared effective by the Commission became, or is deemed to have become, effective in accordance with the Rules and Regulations.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Final Prospectus” means the final prospectus that discloses the public offering price, other 430A Information and other final terms of the Offered Securities, as filed with the Commission pursuant to Rule 424(b) under the Act.
“General Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being so specified in Schedule B to this Agreement.
“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Offered Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).
“Limited Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Issuer Free Writing Prospectus.
“Preliminary Prospectus” means each prospectus used prior to the effectiveness of the Registration Statement and the prospectus included in the Registration Statement at the time of its effectiveness that omits Rule 430A Information.
“Rules and Regulations” means the rules and regulations of the Commission.
“Securities Laws” means, collectively, the Sarbanes-Oxley Act of 2002, as amended and all rules and regulations promulgated thereunder or implementing the provisions thereof (“Sarbanes-Oxley”), the Act, the Exchange Act, the Rules and Regulations, the auditing principles, rules, standards and practices applicable to auditors of “issuers” (as defined in Sarbanes-Oxley) promulgated or approved by the Public Company Accounting Oversight Board and, as applicable, the rules of The New York Stock Exchange (the “Exchange Rules”).
“Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Act or Rule 163B.
“Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Act.
Unless otherwise specified, a reference to a “rule” is to the indicated rule under the Act.
2. Representations and Warranties of the Company. (a) The Company represents and warrants to, and agrees with, the several Underwriters that:
(i)    Filing and Effectiveness of Registration Statement. The Company has filed with the Commission a registration statement on Form S-1 (No. 333-[ ò ]) covering the registration of the Offered Securities under the Act, including a related preliminary prospectus or prospectuses. Such registration statement, including the amendments thereto, the schedules thereto, at the Effective Time, including all information contained in the registration statement (if any) pursuant to Rule 462(b) and then deemed to be a part of the initial registration statement, and including the 430A Information, that in any case has not then been superseded or modified, shall be referred to as the “Initial Registration Statement”. The Company may also have filed, or may file, with the Commission, a Rule 462(b) registration statement covering the registration of the Offered Securities. At any particular time, this Rule 462(b) registration statement, in the form then on file with the Commission, including the contents of the Initial Registration Statement incorporated by reference therein and including all 430A Information, that in any case has not then been superseded or modified, shall be referred to as the “Additional Registration Statement”. The Initial Registration Statement and any Additional Registration Statement, after the filing thereof, are referred to collectively as the “Registration Statement”.
a.    As of the time of execution and delivery of this Agreement, the Initial Registration Statement has been declared effective under the Act and is not proposed to be amended. Any Additional Registration Statement has or will become effective upon filing with the Commission pursuant to

Rule 462(b) and is not proposed to be amended. The Offered Securities all have been or will be duly registered under the Act pursuant to the Initial Registration Statement and, if applicable, the Additional Registration Statement.
(ii)    Compliance with Securities Act Requirements. (i) (A) At their respective Effective Times, (B) on the date of this Agreement and (C) on each Closing Date, each of the Initial Registration Statement and the Additional Registration Statement (if any) conformed and will conform in all material respects to the requirements of the Act and the Rules and Regulations, and did not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and (ii) on its date, at the time of filing of the Final Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Time of the Additional Registration Statement in which the Final Prospectus is included, and on each Closing Date, the Final Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations and will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any such document based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 8(b) hereof.
(iii)     Ineligible Issuer Status. At the date of this Agreement, the Company was not and is not an “ineligible issuer” as defined in Rule 405.
(iv)    Issuer Free Writing Prospectuses. Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Offered Securities or until any earlier date that the Company notified or notifies the Representatives as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information then contained in the Registration Statement.
(v)    Emerging Growth Company Status. From the time of the initial confidential submission of the Registration Statement to the Commission through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a)(19) of the Act (an “Emerging Growth Company”).
(vi)    General Disclosure Package. As of the Applicable Time, none of (i) the General Use Issuer Free Writing Prospectus(es), if any, issued at or prior to the Applicable Time, the preliminary prospectus, dated [ ò ], 2021 (which is the most recent Preliminary Prospectus distributed to investors generally) and the other information, if any, stated in Schedule B to this Agreement to be included in the General Disclosure Package, all considered together (collectively, the “General Disclosure Package”), (ii) any individual Limited Use Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, or (iii) any individual Written Testing-the-Waters Communication, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Preliminary Prospectus, any Issuer Free Writing Prospectus, or any Written Testing-the-Waters Communication in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 8(b) hereof.
(vii)    Testing-the-Waters Communication. The Company (a) has not engaged in any Testing-the-Waters Communication other than any Testing-the-Waters Communications with the consent of the Representatives with entities that the Company reasonably believes are qualified institutional buyers within the meaning of Rule 144A under the Act or institutions that are accredited investors within the meaning of Rule 501 and (b) has not authorized anyone other than the Representatives to engage in

Testing-the-Waters Communications. The Company reconfirms that the Representatives have been authorized to act on the Company’s behalf in undertaking Testing-the-Waters Communications. The Company has not distributed any Written Testing-the-Waters Communications, other than as listed in Schedule B hereto.
(viii)    Good Standing of the Company. The Company has been duly incorporated and is validly existing as a corporation and in good standing under the laws of its jurisdiction of incorporation or organization, with power and authority (corporate and other) to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Final Prospectus, and to enter into and perform its obligations under this Agreement; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), business, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole or on the performance by the Company of its obligations under this Agreement (a “Material Adverse Effect”).
(ix)    Subsidiaries. Each significant subsidiary of the Company as defined in Rule 1-02(w) of Regulation S-X promulgated under the Act (each, a “Significant Subsidiary”) has been duly incorporated or organized and is validly existing as a corporation, partnership or limited liability company, as applicable, and in good standing under the laws of the jurisdiction of its incorporation or organization, with power and authority (corporate and other) to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Final Prospectus, except to the extent that the failure to be so would not, individually or in the aggregate, have a Material Adverse Effect; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects except for liens pursuant to the First Lien Credit Agreement and the Second Lien Credit Agreement as defined and described in the Registration Statement, the General Disclosure Package and the Final Prospectus. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Registration Statement.
(x)    Offered Securities. The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized; the authorized equity capitalization of the Company is as set forth in the Registration Statement, the General Disclosure Package and the Final Prospectus; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with this Agreement on each Closing Date, such Offered Securities will have been, validly issued, fully paid and nonassessable, will conform in all material respects to the information in the General Disclosure Package and to the description of such Offered Securities contained in the Final Prospectus; the stockholders of the Company have no preemptive rights with respect to the Offered Securities; and none of the outstanding shares of capital stock of the Company have been issued in violation of any preemptive or similar rights of any securityholder of the Company. Except as disclosed in the Registration Statement, the General Disclosure Package and the Final Prospectus, there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations or (C) obligations of the Company to issue or sell any shares of capital stock, any such convertible or exchangeable securities or obligations or any such warrants, rights or options.

(xi)    No Broker’s Fee. Except as disclosed in the Registration Statement, the General Disclosure Package and the Final Prospectus and as contemplated by this Agreement, neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person that could give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering,
(xii)    Registration Rights. Except as disclosed in the Registration Statement, the General Disclosure Package and the Final Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act (collectively, “registration rights”), and any person to whom the Company has granted registration rights has agreed not to exercise such rights until after the expiration of the Lock-Up Period referred to in Section 5(l) hereof.
(xiii)    No Restrictions on Subsidiaries. No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from (i) paying any dividends or distributions to the Company, (ii) making any other distribution on such subsidiary’s capital stock or equity interests, (iii) repaying to the Company any loans or advances to such subsidiary from the Company or (iv) transferring any such subsidiary’s property or assets to the Company or any other subsidiary of the Company, in each case except as described in or contemplated in the Registration Statement, the General Disclosure Package or the Final Prospectus (exclusive of any amendment or supplement to the Final Prospectus) and that would not, individually or in the aggregate, have a Material Adverse Effect.
(xiv)    Listing. The Offered Securities have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.
(xv)    Absence of Further Requirements. No consent, approval, authorization, or order of, or filing, registration or qualification with, any person (including any governmental agency or body or any court) is required for the execution, delivery and performance by the Company of this Agreement or the issuance and sale of the Offered Securities, the application of the proceeds from the sale of the Offered Securities as described under “Use of Proceeds” in each of the Registration Statement, General Disclosure Package and the Final Prospectus, or the consummation of the transactions contemplated hereby and by the Final Prospectus, except such as have been obtained or made, and such as may be required under state securities laws or by the Financial Industry Regulatory Authority (“FINRA”).
(xvi)    Title to Property. Except as disclosed in the Registration Statement, the General Disclosure Package and the Final Prospectus, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from all liens, charges, mortgages, pledges, security interests, claims, restrictions or encumbrances of any kind and defects that would not, individually or in the aggregate, have a Material Adverse Effect; and, except as disclosed in the Registration Statement, the General Disclosure Package and the Final Prospectus, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases (subject to the effects of (A) bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors generally; (B) the application of general principles of equity (including without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether enforcement is considered in proceedings at law or in equity); and (C) applicable law and public policy with respect to rights to indemnity and contribution) except as would not, individually or in the aggregate, have a Material Adverse Effect;
(xvii)    Absence of Defaults and Conflicts Resulting from Transaction. The execution, delivery and performance of this Agreement, the issuance and sale of the Offered Securities, and the application of the proceeds from the sale of the Offered Securities as described under “Use of Proceeds” in each of the Registration Statement, the General Disclosure Package and the Final Prospectus, will not (i) result in a breach or violation of any of the terms and provisions of, or result in the imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject; (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company; (iii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the subsidiaries or (iv) result in any violation of any statute or any judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets, except in the case of clauses (i), (iii) and (iv) where such contravention would not, individually or in the aggregate, be expected to have a Material Adverse Effect.
(xviii)    Absence of Existing Defaults and Conflicts. Neither the Company nor any of its Significant Subsidiaries is (i) in violation of its respective charter or by-laws or similar organizational document; (ii) in default (or with the giving of notice or lapse of time would be in default) under any existing obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which any of them is a party or by which any of them is bound or to which any of the properties of any of them is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except in the case of clauses (ii) and (iii) above, for any such defaults or violation that would not, individually or in the aggregate, result in a Material Adverse Effect.
(xix)    Compliance with ERISA. Except in each case as would not, individually or in the aggregate, have a Material Adverse Effect, (i) each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations, within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including, but not limited to, ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, as applicable, has been satisfied (without taking into account any waiver thereof or extension of any amortization period); (iv) the fair market value of the assets of each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (v) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur; and (vi) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation, in the ordinary course and without default).
(xx)    Authorization of Agreement. The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly authorized, executed and delivered by the Company.
(xxi)    Possession of Licenses and Permits. The Company and its subsidiaries possess, and are in compliance with the terms of, all adequate certificates, authorizations, franchises, licenses and permits issued by appropriate federal, state, local or foreign regulatory bodies (collectively, “Licenses”) necessary or material to the ownership or lease of their respective properties or the conduct of their respective businesses now conducted or proposed in the Registration Statement, the General Disclosure Package

and the Final Prospectus to be conducted by them, except where such noncompliance with Licenses would not, individually or in the aggregate, have a Material Adverse Effect. The Company and each of its subsidiaries are in compliance with the terms and conditions of all such Licenses and have not received any notice of proceedings relating to the revocation or modification of any Licenses that, in each case, would individually or in the aggregate have a Material Adverse Effect.
(xxii)    Absence of Labor Dispute. No labor disturbance by or dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company or any of its subsidiaries, is threatened and the Company and its subsidiaries are not aware of any existing, threatened labor disturbance by the employees of any of the Company or any of its subsidiaries that could in either case, individually or in the aggregate, have a Material Adverse Effect.
(xxiii)    Compliance with Labor Laws. Neither the Company nor any of its subsidiaries is in violation of, or has received notice of, any violation with respect to any federal, state or local law relating to discrimination in the hiring, promotion or pay of employees or of any applicable federal or state wage and hour laws, the violation of which could reasonably be expected to have a Material Adverse Effect.
(xxiv)    Possession of Intellectual Property. The Company and its subsidiaries (i) own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, “Intellectual Property Rights”) used in or necessary or material to conduct the business now operated by them, or presently employed by them, except where the failure to own possess or acquire any of the foregoing would not, individually or in the aggregate, have a Material Adverse Effect and (ii) have not received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property Rights that would, individually or in the aggregate, have a Material Adverse Effect; and, to the knowledge of the Company, the Intellectual Property Rights of the Company and its subsidiaries are not being infringed, misappropriated or otherwise violated by any person that would, individually or in the aggregate, have a Material Adverse Effect.
(xxv)    Environmental Laws. Neither the Company nor any of its subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company and its subsidiaries are not aware of any pending investigation which would lead to such a claim.
(xxvi)    Absence of Stabilization or Manipulation. Neither the Company nor any affiliate of the Company has taken, directly or indirectly, any action designed to cause or result in, or that reasonably could be expected to cause or result in, or that has constituted, the stabilization or manipulation of the price of any security of the Company in connection with the offering of the Offered Securities, or a violation of Regulation M under the Exchange Act.
(xxvii)    Statistical and Market-Related Data. Any statistical and market-related data included in a Registration Statement, a Preliminary Prospectus, the General Disclosure Package, the Final Prospectus or any Written Testing-the-Waters Communication is based on or derived from sources that the Company believes to be reliable and accurate in all material respects and represent its good faith estimates that are made on the basis of data derived from such sources.
(xxviii)     Compliance with the Sarbanes-Oxley Act. The Company has taken all necessary actions to ensure that, upon the effectiveness of the Registration Statement, it will be in compliance with all provisions of Sarbanes-Oxley that are then in effect and with which the Company is required to comply as of the effectiveness of the Registration Statement, and is actively taking steps to ensure that it will be in compliance with other provisions of Sarbanes-Oxley not currently in effect, upon the effectiveness of such provisions, or which will become applicable to the Company at all times after the effectiveness of the Registration Statement, except where noncompliance with all provisions of Sarbanes-Oxley will not, individually or in the aggregate, have a Material Adverse Effect.
(xxix)    Internal Controls. Except as described in the Registration Statement, the General Disclosure Package and the Final Prospectus, the Company and its subsidiaries maintain systems of internal accounting controls (the “Internal Controls”) sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles in the United States (“GAAP”), including, but not limited to internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, the General Disclosure Package and the Final Prospectus, the Company has not disclosed or reported to the Audit Committee (the “Audit Committee”) or the Board of Directors (the “Board”) of the Company, a “significant deficiency” or “material weakness” (each as defined in Rule 12b-2 of the Exchange Act), a change in Internal Controls or fraud involving management or other employees who have a significant role (each, an “Internal Control Event”), any violation of, or failure to comply with, the Securities Laws or any matter which, would have a Material Adverse Effect.
(xxx)    Disclosure Controls. (i) The Company and each of its subsidiaries maintain systems of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that have been designed to ensure that material information relating to the Company and its subsidiaries is accumulated and communicated to management of the Company and its subsidiaries, including their respective principal executive officers and principal financial officers, as appropriate; and (ii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.
(xxxi)    Absence of Accounting Issues. Except as set forth in the Registration Statement, the General Disclosure Package and the Final Prospectus, neither the Board nor the Audit Committee is reviewing or investigating, and neither the Company’s independent auditors nor its internal auditors have recommended that the Audit Committee review or investigate, (i) adding to, deleting, changing the application of, or changing the Company’s disclosure with respect to, any of the Company’s material accounting policies; (ii) any matter which could result in a restatement of the Company’s financial statements for any annual or interim period during the current or prior three fiscal years; or (iii) any Internal Control Event.
(xxxii)    Litigation. Except as disclosed in the Registration Statement, the General Disclosure Package and the Final Prospectus, there are no pending investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) (“Actions”) against or affecting the Company, any of its subsidiaries or any of their respective properties that would, individually or in the aggregate, have a Material Adverse Effect and to the knowledge of the Company no such Actions are threatened or contemplated.
(xxxiii)    Financial Statements. The financial statements included in the Registration Statement, the General Disclosure Package and the Final Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations, stockholders’ equity and cash flows for the periods shown, and such financial statements have been prepared in conformity with GAAP applied on a consistent basis; the schedules included in each Registration Statement present fairly in all material respects the information required to be stated therein. The other financial information included in each of the Registration Statement, the Preliminary Prospectus and the Prospectus has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly in all material respects the information shown thereby.
(xxxiv)    No Material Adverse Change in Business. Except as disclosed in the Registration Statement, the General Disclosure Package and the Final Prospectus, since the end of the period covered by the latest audited financial statements included in the Registration Statement, the General Disclosure Package and the Final Prospectus, (i) there has been no change, nor any development or event involving a prospective change, in the condition (financial or otherwise), results of operations, business or properties of the Company and its subsidiaries, taken as a whole, that is material and adverse, (ii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, (iii) there has been no material adverse change in the capital stock, short-term indebtedness, long-term indebtedness, net current assets or net assets of the Company or any of its subsidiaries, (iv) there has been no material transaction entered into and there is no material transaction that is probable of being entered into by the Company or any of its subsidiaries other than transactions in the ordinary course of business, (v) there has been no obligation, direct or contingent, that is material to the Company or any of its subsidiaries taken as a whole, incurred by the Company or any of its subsidiaries, except obligations incurred in the ordinary course of business and (vi) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority.
(xxxv)    Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Registration Statement, the General Disclosure Package and the Final Prospectus, will not be required to register as an “investment company” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).
(xxxvi)     Ratings. The Company has no securities that are rated by any “nationally recognized statistical rating organization” as such term is defined in Section 3(a)(62) of the Exchange Act.
(xxxvii)    Related Party Transactions. No material relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, member, stockholder, customer or supplier of the Company or any affiliate of the Company on the other hand, which is required by the Act to be disclosed in a registration statement which is not so disclosed in the Registration Statement, the General Disclosure Package or the Final Prospectus.
(xxxviii)    Cybersecurity. The Company and its subsidiaries’ computer and information technology equipment hardware, software, websites, systems and networks (collectively, “IT Systems”) are, in the Company’s and its subsidiaries’ reasonable belief, adequate for, and operate and perform in all respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, and to the knowledge of the Company and its subsidiaries, do not contain any bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants, except as would not, individually or in the aggregate, have a Material Adverse Effect. The Company and its subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures and safeguards to protect and maintain their confidential information and all other personal, personally-identifiable, sensitive or regulated data or information in their possession or under their control (collectively “Data”) from unauthorized access, use, misappropriation, disclosure, modification, processing, encryption or destruction, and to maintain the integrity, security, continuous operation and redundancy of the IT Systems, except where failure to do so would not, individually or in the aggregate, have a Material Adverse Effect. To the Company’s and its subsidiaries’ knowledge, there has been no security breach of, or other unauthorized access to or compromise of, the IT Systems (an “Incident”), except for those that (x) did not or would not, individually or in the aggregate, have a Material Adverse Effect and (y) that have been remedied without material cost or liability or the duty to notify any persons or entities, and there have been no suspected material Incidents that are currently under internal review or investigations. The Company and its subsidiaries have not been notified of, and have no knowledge of any Incident that would or could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.
(xxxix)    Compliance with Data Privacy Laws. The Company and its subsidiaries are in compliance with all applicable laws or statutes (including, without limitation, the Fair Credit Reporting Act, 15 U.S.C. § 1681) (“Privacy Laws”) and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, the Company’s internal policies relating to the privacy and security of the IT Systems and Data and to the protection of such IT Systems and Data from unauthorized access, use, misappropriation, disclosure, modification, encryption or destruction or other processing, except where such non-compliance would not, individually or in the aggregate, have a Material Adverse Effect. The Company and its subsidiaries: (i) have not, received any notice of any actual or alleged violation of Privacy Laws by the Company or any of its subsidiaries; and (ii) are not a party to any order, decree, or agreement that imposes any corrective obligation or liability by any governmental or regulatory authority under any Privacy Law, except as would, individually or in the aggregate, have a Material Adverse Effect
(xl)    Taxes. The Company and each of its subsidiaries has filed all federal, state, local and foreign tax returns required to be filed through the date of this Agreement or have requested extensions of the filing deadlines therefor and have paid all taxes required to be paid thereon (except as currently being contested in good faith and/or for which reserves required by GAAP have been created in the financial statements of the Company), except where the failure to do so would not, individually or in the aggregate, have a Material Adverse Effect, and no tax deficiency has been asserted against the Company or any of its subsidiaries which could reasonably be expected to have a Material Adverse Effect.
(xli)     Insurance. The Company and its subsidiaries are insured by insurers with appropriately rated claims paying abilities against such losses and risks and in such amounts as are prudent and customary for the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect except as would, individually or in the aggregate, have a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments except as would, individually or in the aggregate, have a Material Adverse Effect; and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause except as would, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for except as would, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.
(xlii)    No Unlawful Payments. Neither the Company nor any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect bribe, rebate, payoff, influence payment, kickback or other unlawful payment or benefit to any foreign or domestic government official or employee; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and its subsidiaries have instituted, maintained and enforced, and will continue to maintain and enforce policies and procedures reasonably designed to promote and achieve compliance with all applicable anti-bribery and anti-corruption laws.
(xliii)    Compliance with Anti-Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with all applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, and the applicable anti-money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company and its subsidiaries, threatened.
(xliv)     Economic Sanctions. Neither the Company nor any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent or affiliate of the Company or any of its subsidiaries (i) is currently subject to any sanctions imposed by the United States, (including any administered or enforced by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or (ii) will, directly or indirectly, use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person, in any manner that will result in a violation of any economic sanctions imposed by the United States (including any administered or enforced by OFAC, the U.S. Department of State, or the Bureau of Industry and Security of the U.S. Department of Commerce), the United Nations Security Council, the European Union, or the United Kingdom (including sanctions administered or controlled by Her Majesty’s Treasury) (collectively, “Sanctions” and such persons, “Sanctioned Persons”), by, or could result in the imposition of Sanctions against, any person (including any person participating in the offering, whether as underwriter, advisor, investor or otherwise). Neither the Company nor any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries, is a person that is, or is 50% or more owned or otherwise controlled by a person that is: (i) the subject of any Sanctions; or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions that broadly prohibit dealings with that country or territory (currently, Cuba, Iran, Crimea, North Korea and Syria) (collectively, “Sanctioned Countries” and each, a “Sanctioned Country”). Except as has been disclosed to the Representatives or is not material to the analysis under any Sanctions, neither the Company nor any of its subsidiaries has engaged in any dealings or transactions with or for the benefit of a Sanctioned Person, or with or in a Sanctioned Country, in the preceding five years, nor do the Company or any of its subsidiaries have any plans to increase their dealings or transactions with Sanctioned Persons, or with or in Sanctioned Countries.
3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements and subject to the terms and conditions set forth herein, the Company agrees to sell to the several Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of $[ ò ] per share, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule A hereto.
The Company will deliver the Firm Securities to or as instructed by the Representatives for the accounts of the several Underwriters in a form reasonably acceptable to the Representatives, against payment of the purchase price by the Underwriters in federal (same day) funds by wire transfer to an account at a bank acceptable to the Representatives drawn to the order of [ ò ] in the case of [ ò ] shares of Firm Securities and [ ò ] in the case of [ ò ] shares of Firm Securities, at the office of Latham & Watkins LLP, 1271 Avenue of the Americas, New York, NY 10020, at [ ò ] A.M., New York City time, on [ ò ], 2021, or at such other time as the Representatives and the Company determine, such time being herein referred to as the “First Closing Date”. For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The Firm Securities so to be delivered or evidence of their issuance will be made available for checking at the above office of Latham & Watkins LLP at least 24 hours prior to the First Closing Date.
In addition, upon written notice from the Representatives given to the Company from time to time not more than 30 days subsequent to the date of the Final Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per share to be paid for the Firm Securities. The Company agrees to sell to the Underwriters up to [ ò ] additional shares of the Optional Securities. The underwriters agree, severally and not jointly, to purchase from the Company for the account of each Underwriter in the same proportion as the number of shares of Firm Securities set forth opposite such Underwriter’s name bears to the total number of shares of Firm Securities (subject to adjustment by the Representatives to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by the Representatives to the Company.
Each time for the delivery of and payment for the Optional Securities, being herein referred to as an “Optional Closing Date”, which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a “Closing Date”), shall be determined by the Representatives but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to or as instructed by the Representatives for the accounts of the several Underwriters, in a form reasonably acceptable to the Representatives against payment of the purchase price therefore in federal (same day) funds by wire transfer to an account at a bank acceptable to the Representatives drawn to the order of  [ ò ], at the above office of Latham & Watkins LLP. The certificates for the Optional Securities being purchased on each Optional Closing Date or evidence of their issuance will be made available for checking at the above office of Latham & Watkins LLP at a reasonable time in advance of such Optional Closing Date.
4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Final Prospectus.
5. Certain Agreements of the Company. The Company agrees with the several Underwriters that:
a.    Additional Filings. Unless filed pursuant to Rule 462(c) as part of the Additional Registration Statement in accordance with the next sentence, the Company will file the Final Prospectus, in a form approved by the Representatives, with the Commission pursuant to and in accordance with Rule 424(b) within the time periods specified by Rule 424(b) and Rule 430A under the Act. The Company will advise the Representatives promptly of any such filing pursuant to Rule 424(b) and provide reasonably satisfactory evidence to the Representatives of such timely filing. If an Additional Registration Statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of the execution and delivery of this Agreement, the Company will file the Additional Registration Statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York City time, on the date of this Agreement or, if earlier, on or prior to the time the Final Prospectus is finalized and distributed to any Underwriter, or will make such filing at such later date as shall have been reasonably consented to by the Representatives.
b.    Filing of Amendments: Response to Commission Requests. The Company will promptly advise the Representatives of any proposal to amend or supplement at any time the Initial Registration Statement, any Additional Registration Statement or any Preliminary Prospectus and will not effect such amendment or supplementation without the Representatives’ consent not to be unreasonably withheld or delayed; and the Company will also advise the Representatives promptly of (i) the effectiveness of any Additional Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement), (ii) any amendment or supplementation of a Registration Statement or any Preliminary Prospectus, (iii) any request by the Commission or its staff for any amendment to any Registration Statement, for any supplement to any Preliminary Prospectus or for any additional information, (iv) the institution by the Commission of any stop order proceedings in respect of a Registration Statement or the threatening of any proceeding for that purpose, and (v) the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Securities in any jurisdiction or the institution or threatening of any proceedings for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.
c.    Continued Compliance with Securities Laws. If, at any time when a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be) required to be delivered under the Act by any Underwriter or dealer, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Registration Statement or supplement the Final Prospectus to comply with the Act, the Company will promptly notify the Representatives of such event and will promptly prepare and file with the Commission and furnish, at its own expense, to the Underwriters and the dealers and any other dealers upon request of the Representatives, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Representatives’ consent to, nor the Underwriters’ delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7 hereof.
d.    Testing-the-Waters Communication. If at any time following the distribution of any Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such statement or omission.
e.    Rule 158. As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Time of the Initial Registration Statement (or, if later, the Effective Time of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act. For the purpose of the preceding sentence, “Availability Date” means the day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Time on which the Company is required to file its Form 10-Q for such fiscal quarter except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the day after the end of such fourth fiscal quarter on which the Company is required to file its Form 10-K.
f.    Furnishing of Prospectuses. The Company will furnish to the Representatives copies of each Registration Statement ([ ò ] of which will be signed and will include all exhibits), each related Preliminary Prospectus, and, so long as a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be) required to be delivered under the Act, the Final Prospectus and all amendments and supplements to such documents, in each case in such quantities as the Representatives may reasonably request. All other such documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.
g.    Blue Sky Qualifications. The Company will promptly arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as the Representatives designate and will continue such qualifications in effect so long as required for the distribution, provided that the Company will not be required to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction, or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject.
h.    Reporting Requirements. The Company, during the period when a prospectus relating to the Offered Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the

Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the Rules and Regulations.
i.    Payment of Expenses. The Company agrees with the several Underwriters that the Company will pay all expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to: (i) any filing fees and other expenses (including reasonable fees and disbursements of counsel to the Underwriters) incurred in connection with qualification or registration of the Offered Securities for offer and sale under the securities laws or Blue Sky laws of the several states of the United States, the provinces of Canada or other jurisdictions as the Representatives designate and the preparation and printing of memoranda relating thereto (such fees and expenses in an aggregate amount not to exceed $10,000), (ii) costs and expenses related to the review by FINRA of the terms of the sale of the Offered Securities (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such review, such fees and expenses in an aggregate amount not to exceed $50,000), (iii) costs and expenses relating to investor presentations or any “road show” in connection with the offering and sale of the Offered Securities including, without limitation, any travel expenses of the Company’s officers and employees and any other expenses of the Company including 50% of the cost of any aircraft chartered in connection with the road show with the remaining 50% of the cost of such aircraft to be paid by the Underwriters, fees and expenses incident to listing the Offered Securities on the New York Stock Exchange and other national and foreign exchanges, (iv) fees and expenses in connection with the registration of the Offered Securities under the Exchange Act, (v) any transfer taxes payable in connection with the delivery of the Offered Securities to the Underwriters and reasonable expenses incurred in distributing preliminary prospectuses and the Final Prospectus (including any amendments and supplements thereto) to the Underwriters and (vi) for expenses incurred for preparing, printing and distributing any Issuer Free Writing Prospectuses to investors or prospective investors.
j.    Use of Proceeds. The Company will use the net proceeds received by it in connection with this offering in the manner described in the “Use of Proceeds” section of the Registration Statement, General Disclosure Package and the Final Prospectus.
k.    Absence of Stabilization or Manipulation. The Company will not take, directly or indirectly, any action designed to or that has constituted or that reasonably could be expected to cause or result in the stabilization or manipulation of the price of any securities of the Company in connection with the offering of the Offered Securities.
l.    (A) Restriction on Sale of Securities by Company. For the period specified below (the “Lock-Up Period”), the Company will not, without the prior written consent of the Representatives (which consent may be withheld at the sole discretion of the Representatives) directly or indirectly, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, any Securities or securities convertible into or exchangeable or exercisable for any Securities (collectively, “Lock-up Securities”), (2) enter into any swap, hedge, option, derivative or other arrangement (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) designed or intended to, or which could reasonably be expected to lead to or result in, a sale, loan, pledge or other disposition or transfer of any economic consequences of ownership, in whole or in part, directly or indirectly, of any Lock-Up Securities, whether any such aforementioned transaction is to be settled by delivery of the Lock-Up Securities, in cash or otherwise, (3) exercise any right with respect to the registration of any Lock-Up Securities, or file, cause to be filed or cause to be confidentially submitted, any registration statement in connection therewith, under the Act or (4) publicly disclose the intention to do any of the foregoing, except (1) issuances of Lock-Up Securities or securities convertible into or exercisable for shares of Lock-up Securities pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options or the settlement of restricted stock units, in each case outstanding on the date hereof and described in the Registration Statement, the General Disclosure Package and the Prospectus; (2) grants of employee stock options, stock awards, restricted stock, restricted stock units or other equity awards and the issuance of shares of Lock-up Securities (whether upon the exercise of stock options or otherwise)

pursuant to the terms of an equity compensation plan, employee stock purchase plan or dividend reinvestment plan in effect on the date hereof and described in the Registration Statement, the General Disclosure Package and the Prospectus; (3) the filing by the Company of any registration statement on Form S-8 with the Commission relating to the offering of securities pursuant to the terms of such equity plans or similar plans; (4) the issuance by the Company of Securities in connection with an acquisition or business combination, provided that the aggregate number of Securities issued pursuant to this clause (4) during the Lock-Up Period shall not exceed 5% of the total number of Securities issued and outstanding on the closing date of the offering. The Lock-Up Period will commence on the date hereof and continue for 180 days after the date hereof or such earlier date that the Representatives consent to in writing.
(B) Agreement to Announce Lock-up Waiver. If the Representatives, in their sole discretion, agree to release or waive the restrictions set forth in a lock-up letter described in Section 7(g) hereof for an officer or director of the Company and provide the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit A hereto through a major news service at least two business days before the effective date of such release or waiver.
m.    Listing. The Company will use its reasonable best efforts to list for quotation the Securities on the New York Stock Exchange.
n.    Cybersecurity. If at or prior to a Closing Date, the Company or the Underwriters have knowledge or notice of, or reasonably believe there has been, any actual, potential or threatened Incident (as defined in Section 2(xxxviii)) or any other unauthorized access to or compromise of any Data (as defined in Section 2(xxxviii)) (an “Actual or Potential Breach”), the Company shall notify the Representatives and provide a reasonably detailed description of the nature of the Actual or Potential Breach. If the Representative determine that the Actual or Potential Breach could have an impact on the purchase, sale, or delivery of the Offered Securities on the Closing Date, then, upon request, the Company shall use its reasonable best efforts to cooperate and follow the reasonable steps and procedures provided by the Representatives to redress or safeguard against such Actual or Potential Breach or other unauthorized access in connection with purchase, sale and delivery of the Offered Securities.
o.    Emerging Growth Company Status. The Company will promptly notify the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of the Offered Securities within the meaning of the Act and (ii) completion of the Lock-Up Period.
6. Free Writing Prospectuses. The Company represents and agrees that, unless it obtains the prior consent of the Representatives, it has not made and will not make any offer relating to the Offered Securities that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, or portion thereof, required to be filed with the Commission. Any such free writing prospectus consented to by the Company and the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply in all material respects with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. The Company represents that is has satisfied, and agrees that it will satisfy, the conditions in Rule 433 to avoid a requirement to file with the Commission any electronic road show. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, any Preliminary Prospectus or the Prospectus or as a result of which such Issuer Free Writing Prospectus, if republished immediately following such event or development, would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (i) the Company will promptly notify the Representatives and (ii) the Company will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission

7. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties of the Company herein (as though made on such Closing Date), to the accuracy of the statements of the Company’s officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:
a.    Accountants’ Comfort Letters. The Representatives shall have received a letter of PricewaterhouseCoopers LLP, dated the date hereof, in form and substance satisfactory to the Representatives, addressed to the Underwriters, confirming that they are a registered public accounting firm and independent public accountants within the meaning of the Securities Laws, and containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the General Disclosure Package. In addition, on each Closing Date, the Representatives shall have received from PricewaterhouseCoopers LLP a “bring-down comfort letter” dated such Closing Date, addressed to the Underwriters, in the form of the “comfort letter” delivered on the date hereof, except that (i) it shall cover the financial information in the Final Prospectus and any amendment or supplement thereto and (ii) procedures shall be brought down to a date no more than three days prior to such Closing Date.
b.    Effectiveness of Registration Statement. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York City time, on the date of this Agreement or, if earlier, the time the Final Prospectus is finalized and distributed to any Underwriter, or shall have occurred at such later time as shall have been consented to by the Representatives. The Final Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) hereof. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission.
c.    No Material Adverse Change. No event or condition of a type described in Section 2(xxxiv) hereof shall have occurred or shall exist, which event or condition is not described in each of the General Disclosure Package and the Final Prospectus the effect of which, in the judgment of the Representatives, makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Offered Securities on the terms and in the manner contemplated by this Agreement, the General Disclosure Package and the Final Prospectus.
d.    Opinion and 10b-5 Statement of Counsel for the Company. The Representatives shall have received an opinion and 10b-5 statement, dated such Closing Date, of Paul, Weiss, Rifkind, Wharton & Garrison LLP , counsel for the Company, addressed to the Representatives, in form and substance reasonably satisfactory to the Representatives.
e.    Opinion and 10b-5 Statement of Counsel for Underwriters. The Representatives shall have received from Latham & Watkins LLP, counsel for the Underwriters, such opinion or opinions and 10b-5 statement, dated such Closing Date, with respect to the issuance and sale of the Offered Securities, the General Disclosure Package, the Final Prospectus and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.
f.    Officers’ Certificate. The Representatives shall have received a certificate, dated such Closing Date, of an executive officer of the Company and a principal financial or accounting officer of the Company in which such officers shall state that the: (i) representations and warranties of the Company in this Agreement are true and correct, as of such Closing Date, and (ii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; (iii) no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best of their knowledge and after reasonable investigation, are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was timely filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b); and (iv), subsequent to the date of the most recent financial statements in the General Disclosure Package and the Final Prospectus, to the effect of Section 7(c).
g.    Lock-Up Agreements. On or prior to the date hereof, the Representatives shall have received lock-up agreements in the form set forth on Exhibit B hereto from each executive officer, director and securityholder of the Company specified in Schedule C to this Agreement.
h.    FinCEN Certificate. On or before the date of this Agreement, the Representatives shall have received a certificate satisfying the beneficial ownership due diligence requirements of the Financial Crimes Enforcement Network (“FinCEN”) from the Company in form and substance reasonably satisfactory to the Representatives, along with such additional supporting documentation as the Representatives have requested in connection with the verification of the foregoing certificate.
i.    Chief Financial Officer’s Certificate. The Representative shall have received (i) a certificate, dated the date hereof, of the chief financial officer of the Company, in his capacity as such, with respect to certain financial information contained in the General Disclosure Package and (ii) a certificate, dated such Closing Date, of the chief financial officer of the Company, in his capacity as such, with respect to certain financial information contained in the Final Prospectus, in each case providing “management comfort” with respect to such information, in form and substance reasonably satisfactory to the Representative.
The Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. The Representatives may in their sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.
8. Indemnification and Contribution. (a) Indemnification of Underwriters by Company. The Company will indemnify and hold harmless each Underwriter, its partners, members, directors, officers, employees, agents, affiliates and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each, an “ Underwriter Indemnified Party”), against any and all losses, claims, damages or liabilities, joint or several, to which such Underwriter Indemnified Party may become subject, under the Act, the Exchange Act, other federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of any Registration Statement, any Preliminary Prospectus, the General Disclosure Package, the Final Prospectus, any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission of a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and will reimburse each Underwriter Indemnified Party for any legal or other expenses reasonably incurred by such Underwriter Indemnified Party in connection with investigating, defending or preparing to defend against any such loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Underwriter Indemnified Party is a party thereto), whether threatened or commenced, and in connection with the enforcement of this provision with respect to any of the above as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below. The foregoing indemnity agreement is in addition to any liability that the Company may otherwise have.
(b) Indemnification of Company. Each Underwriter will severally and not jointly indemnify and hold harmless the Company, each of its directors and each of its officers who signs a Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the

Exchange Act (each, a “Company Indemnified Party”) against any losses, claims, damages or liabilities to which such Company Indemnified Party may become subject, under the Act, the Exchange Act, or other federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of any Registration Statement, any Preliminary Prospectus, the General Disclosure Package, the Final Prospectus, any Written Testing-the-Waters Communication or any Issuer Free Writing Prospectus or arise out of or are based upon the omission or the alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company by any Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by such Company Indemnified Party in connection with investigating, preparing or defending against any such loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Company Indemnified Party is a party thereto), whether threatened or commenced, based upon any such untrue statement or omission, or any such alleged untrue statement or omission as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of (i) the following information in the Final Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the [fifth]1 paragraph under the caption “Underwriting”. The foregoing indemnity agreement is in addition to any liability that any Underwriter may otherwise have.
(c) Actions against Parties; Notification. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a) or (b) above, notify the indemnifying party in writing of the claim or the commencement thereof; provided that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation unless (i) the indemnified party and the indemnifying party shall have mutually agreed to the contrary, (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party, (iii) the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No indemnifying party shall (x) without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes (i) an unconditional release of such indemnified party, in form and substance satisfactory to such indemnified party, from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or failure to act by or on behalf of any indemnified party or (y) be liable for any settlement of any action effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless each indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel as
1 To conform to S-1.

contemplated by this Section 8, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request or disputed in good faith the indemnified party’s entitlement to such reimbursement prior to the date of such settlement.
(d) Contribution. If the indemnification provided for in this Section 8 is for any reason unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, or actions in respect thereof, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Offered Securities pursuant to this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Underwriter with respect to the offering of the Offered Securities exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this Section 8(d) to contribute are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 8, each affiliate, director, officer and employee of any Underwriter and each person, if any, who controls any] Underwriter within the meaning of the Act and the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, and each person, if any, who controls the Company within the meaning of the Act and the Exchange Act shall have the same rights to contribution as the Company.
9. Default of Underwriters. (a) If, on a Closing Date, any Underwriter defaults in its obligations to purchase Offered Securities that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Offered Securities by the non-defaulting Underwriters or other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriters, the non-defaulting Underwriters do not arrange for the purchase of such Offered Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons reasonably satisfactory to the non-defaulting Underwriters to purchase the Offered Securities on such terms. In the event that within the respective prescribed periods, the non-defaulting Underwriters notify the Company that they have so arranged for the purchase of such Offered Securities, or the Company notifies the non-defaulting Underwriters that it has so arranged for the purchase of such Offered Securities, either the non-defaulting Underwriters or the Company may postpone such Closing Date for up to seven full business days in order to effect any changes that, in the opinion of counsel for the Company or counsel for the Underwriters, may be necessary in the General Disclosure Package, the Final Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the General Disclosure Package or the Final Prospectus that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule A hereto that, pursuant to this Section 9, purchases Offered Securities that a defaulting Underwriter agreed, but subsequently failed, to purchase.
(b) If, after giving effect to any arrangements for the purchase of the Offered Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of Offered Securities that remains unpurchased on the Closing Date does not exceed one-eleventh of the aggregate number of Offered Securities to be purchased on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Offered Securities that such Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro rata share (based on the number of Offered Securities that such Underwriter agreed to purchase hereunder) of the Offered Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; provided, however, that no non-defaulting Underwriters shall be obligated to purchase more than 110% of the aggregate principal amount of Offered Securities that it agreed to purchase on such Closing Date, pursuant to the terms of Section 3 hereof.
(c) If, after giving effect to any arrangements for the purchase of the Offered Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of such Offered Securities that remains unpurchased exceeds one-eleventh of the aggregate number of Offered Securities to be purchased on such date, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 5(i) and except that the provisions of Section 8 shall not terminate and shall remain in effect.
(d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by such Underwriter’s default.
10. Termination. This Agreement may be terminated by the Representatives, by notice given to and received by the Company, if after the execution and delivery of this Agreement and prior to the Closing Date, or, in the case of the Optional Securities, prior to such Optional Closing Date: (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the Nasdaq Stock Market or in any other over-the-counter market, or minimum or maximum prices shall have been generally established on any of such quotation system or exchange, (ii) trading or quotation of any securities of the Company shall have been suspended or limited by the Commission or on any exchange or in any over-the-counter market, (iii) any general banking moratorium shall have been declared by any U.S. federal, New York or Delaware authorities; (iv) any major disruption of settlements of securities, payment, or clearance services in the United States or any other relevant jurisdiction shall have occurred or (v) there shall have occurred any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency or any other change in U.S. or international financial, political or economic conditions, that, in the judgment of the Representatives, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it impracticable or inadvisable to proceed with the offer, sale and delivery of the Offered Securities on the terms and in the manner contemplated in the Registration Statement, the General Disclosure Package or the Final Prospectus.
11. Reimbursement of Underwriters’ Expenses. If (a) the Company for any reason fails to tender the Offered Securities for delivery to the Underwriters, or (b) the Underwriters decline to purchase the Offered Securities for any reason permitted under this Agreement (other than any defaulting underwriter as described in Section 9), the Company agrees to reimburse the Underwriters for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel to the Underwriters) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Offered Securities, and upon demand the Company shall pay the full amount thereof to the Underwriters.
12. Survival of Certain Representations and Obligations. The respective indemnities, rights of contribution, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities and any termination of this Agreement. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement by a defaulting underwriter pursuant to Section 9 hereof, the Company will reimburse the Underwriters for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities, and the respective obligations of the Company and the Underwriters pursuant to Section 8 hereof shall remain in effect. In addition, if any Offered Securities have been purchased hereunder, the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect.
13. Notices. All communications hereunder shall be in writing and, (i) if sent to the Underwriters shall be mailed, delivered or telefaxed and confirmed to the Representatives, c/o Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, N.Y. 10010-3629, Facsimile: (212) 325-4296, Attention: IB CM&A Legal, and c/o Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282, Attention: Registration Department, and, (ii) if sent to the Company shall be mailed, delivered or telefaxed and confirmed to the Company at 100 Centerview Drive Suite 300, Nashville, Tennessee 37214 , Attention: Brian Copple; provided, however, that any notice to any Underwriter pursuant to Section 8 will be mailed, delivered or telegraphed and confirmed to such Underwriter.
14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.
15. Representation of Underwriters. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives jointly or by Credit Suisse will be binding upon all the Underwriters.
16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
17. Absence of Fiduciary Relationship. The Company acknowledges and agrees that:
(a) No Other Relationship. The Representatives have been retained solely to act as underwriters in connection with the sale of the Offered Securities and that no fiduciary, advisory or agency relationship between the Company, on the one hand, and the Representatives, on the other, has been created in respect of any of the transactions contemplated by this Agreement or the Final Prospectus, irrespective of whether the Representatives have advised or are advising the Company on other matters;
(b) Arms’ Length Negotiations. The price of the Offered Securities set forth in this Agreement was established by Company following discussions and arms-length negotiations with the Representatives and the Company are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement;

(c) Absence of Obligation to Disclose. The Company has been advised that the Representatives and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Representatives have no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and
(d) Waiver. The Company waive, to the fullest extent permitted by law, any claims they may have against the Representatives for breach of fiduciary duty or alleged breach of fiduciary duty and agree that the Representatives shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.
18. Applicable Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
The Company hereby submits to the non-exclusive jurisdiction of the federal and state courts in the Borough of Manhattan in the City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company irrevocably and unconditionally waives any objection to the laying of venue of any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in federal and state courts in the Borough of Manhattan in the City of New York and irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum.
19. Waiver of Jury Trial. The Company hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
20. Recognition of the U.S. Special Resolution Regimes.
(a) In the event that any Underwriter that is a Covered Entity and becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.
(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.
As used in this Section 20:
“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).
“Covered Entity” means any of the following:
(i) a “covered entity” as the term is defined in, and interpreted in accordance with, 12 C.F.R§ 252.82(b);
(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R §§ 252.81, 47.2 or 382.1, as applicable.
“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.
21. Compliance with USA Patriot Act. In accordance with the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law on October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and addresses of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

If the foregoing is in accordance with the Representatives’ understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Company and the several Underwriters in accordance with its terms.

Very truly yours,

HIRERIGHT HOLDINGS CORPORATION

By
Name:
Title:

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

CREDIT SUISSE SECURITIES (USA) LLC

By:
Name:
Title:

GOLDMAN SACHS & CO. LLC

By:
Name:
Title:
Acting on behalf of themselves and as the Representatives of the several Underwriters.

SCHEDULE A

Underwriter	Number of Shares of Firm Securities	Number of Shares of Optional Securities
Credit Suisse Securities (USA) LLC
Goldman Sachs & Co. LLC
Barclays Capital Inc.
Jefferies LLC
RBC Capital Markets, LLC
Robert W. Baird & Co. Incorporated
William Blair & Company, L.L.C.
KeyBanc Capital Markets Inc.
Stifel, Nicolaus & Company, Incorporated.
Truist Securities, Inc.
Citizens Capital Markets, Inc.
SPC Capital Markets LLC
Penserra Securities LLC
R. Seelaus & Co., LLC
Roberts & Ryan Investments, Inc.

Total

SCHEDULE B
1.    General Use Free Writing Prospectuses (included in the General Disclosure Package)
“General Use Issuer Free Writing Prospectus” includes each of the following documents:
1. [ò]
2.    Other Information Included in the General Disclosure Package
The following information is also included in the General Disclosure Package:
1. The initial price to the public of the Offered Securities.

Exhibit A
Form of Press Release
HireRight Holdings Corporation
[ ● ]
HireRight Holdings Corporation (the “Company”) announced today that Credit Suisse Securities (USA) LLC and Goldman Sachs & Co. LLC, the lead book-running managers in the Company’s recent public sale of [ ● ] shares of common stock, are [waiving] [releasing] a lock-up restriction with respect to shares of the Company’s common stock held by [certain officers or directors] [an officer or director] of the Company. The [waiver] [release] will take effect on      ,        20     , and the shares may be sold on or after such date.
This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

Exhibit B
Form of Lock-Up Agreement
[to be circulated separately]

[●]
HireRight Holdings Corporation
Common Stock, par value $0.001 per share
UNDERWRITING AGREEMENT
[●]
CREDIT SUISSE SECURITES (USA) LLC
GOLDMAN SACHS & CO. LLC

As Representatives of the Several Underwriters,
c/o Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, N.Y. 10010-3629

c/o Goldman Sachs & Co. LLC
200 West Street
New York, N.Y. 10282
To whom it may concern:
    1. Introductory. HireRight Holdings Corporation, a Delaware corporation (the “Company”) or its successor or parent entity following a corporate conversion or any substantially similar transaction as described under the caption “Corporate Conversion” in the Registration Statement and the final prospectus relating to the Public Offering (as defined below), proposes, upon the terms and conditions set forth in this agreement (the “Agreement”), to issue and sell to Credit Suisse Securities (USA) LLC (“Credit Suisse”), Goldman Sachs & Co. LLC (“Goldman Sachs”) and the several Underwriters named in Schedule A hereto (the “Underwriters”), for whom Credit Suisse and Goldman Sachs are acting as representatives (in such capacity, the “Representatives”) [●] shares of its common stock, par value $0.001 per share (the “Securities”, such [●] shares of Securities being hereinafter referred to as the “Firm Securities”). The Company also proposes to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than [●] additional shares of its Securities (the “Optional Securities”), as set forth below. The Firm Securities and the Optional Securities are herein collectively called the “Offered Securities”.
For purposes of this Agreement:
“430A Information”, with respect to any registration statement, means information included in a prospectus and retroactively deemed to be a part of such registration statement pursuant to Rule 430A(b). 430A Information with respect to the Registration Statement (as defined in Section 2) shall be considered to be included in such Registration Statement as of the time specified in Rule 430A.
“Act” means the Securities Act of 1933, as amended.
“Applicable Time” means [●]00 pm (New York City time) on the date of this Agreement.
“Closing Date” has the meaning defined in Section 3 hereof.
1

“Commission” means the Securities and Exchange Commission.
“Effective Time” means the date and time as of which such Registration Statement was declared effective by the Commission became, or is deemed to have become, effective in accordance with the Rules and Regulations.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Final Prospectus” means the final prospectus that discloses the public offering price, other 430A Information and other final terms of the Offered Securities, as filed with the Commission pursuant to Rule 424(b) under the Act.
“General Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being so specified in Schedule B to this Agreement.
“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Offered Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).
“Limited Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Issuer Free Writing Prospectus.
“Preliminary Prospectus” means each prospectus used prior to the effectiveness of the Registration Statement and the prospectus included in the Registration Statement at the time of its effectiveness that omits Rule 430A Information.
“Rules and Regulations” means the rules and regulations of the Commission.
“Securities Laws” means, collectively, the Sarbanes-Oxley Act of 2002, as amended and all rules and regulations promulgated thereunder or implementing the provisions thereof (“Sarbanes-Oxley”), the Act, the Exchange Act, the Rules and Regulations, the auditing principles, rules, standards and practices applicable to auditors of “issuers” (as defined in Sarbanes-Oxley) promulgated or approved by the Public Company Accounting Oversight Board and, as applicable, the rules of The New York Stock Exchange (the “Exchange Rules”).
“Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Act or Rule 163B.
“Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Act.
Unless otherwise specified, a reference to a “rule” is to the indicated rule under the Act.
2. Representations and Warranties of the Company. (a) The Company represents and warrants to, and agrees with, the several Underwriters that:
(i)Filing and Effectiveness of Registration Statement. The Company has filed with the Commission a registration statement on Form S-1 (No. 333-[●]) covering the registration of the Offered Securities under the Act, including a related preliminary prospectus or prospectuses. Such registration statement, including the amendments thereto, the schedules thereto, at the Effective Time, including all information contained in the registration statement (if any) pursuant to Rule 462(b) and then deemed to be a part of the initial registration statement, and including the
2

430A Information, that in any case has not then been superseded or modified, shall be referred to as the “Initial Registration Statement”. The Company may also have filed, or may file, with the Commission, a Rule 462(b) registration statement covering the registration of the Offered Securities. At any particular time, this Rule 462(b) registration statement, in the form then on file with the Commission, including the contents of the Initial Registration Statement incorporated by reference therein and including all 430A Information, that in any case has not then been superseded or modified, shall be referred to as the “Additional Registration Statement”. The Initial Registration Statement and any Additional Registration Statement, after the filing thereof, are referred to collectively as the “Registration Statement”.
a.    As of the time of execution and delivery of this Agreement, the Initial Registration Statement has been declared effective under the Act and is not proposed to be amended. Any Additional Registration Statement has or will become effective upon filing with the Commission pursuant to Rule 462(b) and is not proposed to be amended. The Offered Securities all have been or will be duly registered under the Act pursuant to the Initial Registration Statement and, if applicable, the Additional Registration Statement.
(ii)Compliance with Securities Act Requirements. (i) (A) At their respective Effective Times, (B) on the date of this Agreement and (C) on each Closing Date, each of the Initial Registration Statement and the Additional Registration Statement (if any) conformed and will conform in all material respects to the requirements of the Act and the Rules and Regulations, and did not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and (ii) on its date, at the time of filing of the Final Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Time of the Additional Registration Statement in which the Final Prospectus is included, and on each Closing Date, the Final Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations and will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any such document based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 8(b) hereof.
(iii)Ineligible Issuer Status. At the date of this Agreement, the Company was not and is not an “ineligible issuer” as defined in Rule 405.
(iv)Issuer Free Writing Prospectuses. Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Offered Securities or until any earlier date that the Company notified or notifies the Representatives as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information then contained in the Registration Statement.
(v)Emerging Growth Company Status. From the time of the initial confidential submission of the Registration Statement to the Commission through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a)(19) of the Act (an “Emerging Growth Company”).
(vi)General Disclosure Package. As of the Applicable Time, none of (i) the General Use Issuer Free Writing Prospectus(es), if any, issued at or prior to the Applicable Time, the preliminary prospectus, dated [●], 2021 (which is the most recent Preliminary Prospectus distributed to investors generally) and the other information, if any, stated in Schedule B to this Agreement to be included in the General Disclosure Package, all considered together (collectively,
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the “General Disclosure Package”), (ii) any individual Limited Use Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, or (iii) any individual Written Testing-the-Waters Communication, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Preliminary Prospectus, any Issuer Free Writing Prospectus, or any Written Testing-the-Waters Communication in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 8(b) hereof.
(vii)Testing-the-Waters Communication. The Company (a) has not engaged in any Testing-the-Waters Communication other than any Testing-the-Waters Communications with the consent of the Representatives with entities that the Company reasonably believes are qualified institutional buyers within the meaning of Rule 144A under the Act or institutions that are accredited investors within the meaning of Rule 501 and (b) has not authorized anyone other than the Representatives to engage in Testing-the-Waters Communications. The Company reconfirms that the Representatives have been authorized to act on the Company’s behalf in undertaking Testing-the-Waters Communications. The Company has not distributed any Written Testing-the-Waters Communications, other than as listed in Schedule B hereto.
(viii)Good Standing of the Company. The Company has been duly incorporated and is validly existing as a corporation and in good standing under the laws of its jurisdiction of incorporation or organization, with power and authority (corporate and other) to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Final Prospectus, and to enter into and perform its obligations under this Agreement; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), business, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole or on the performance by the Company of its obligations under this Agreement (a “Material Adverse Effect”).
(ix)Subsidiaries. Each significant subsidiary of the Company as defined in Rule 1-02(w) of Regulation S-X promulgated under the Act (each, a “Significant Subsidiary”) has been duly incorporated or organized and is validly existing as a corporation, partnership or limited liability company, as applicable, and in good standing under the laws of the jurisdiction of its incorporation or organization, with power and authority (corporate and other) to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Final Prospectus, except to the extent that the failure to be so would not, individually or in the aggregate, have a Material Adverse Effect; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects except for liens pursuant to the First Lien Credit Agreement and the Second Lien Credit Agreement as defined and described in the Registration Statement, the General Disclosure Package and the Final Prospectus. The Company does not own or control, directly or indirectly, any corporation,
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association or other entity other than the subsidiaries listed in Exhibit 21 to the Registration Statement.
(x)Offered Securities. The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized; the authorized equity capitalization of the Company is as set forth in the Registration Statement, the General Disclosure Package and the Final Prospectus; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with this Agreement on each Closing Date, such Offered Securities will have been, validly issued, fully paid and nonassessable, will conform in all material respects to the information in the General Disclosure Package and to the description of such Offered Securities contained in the Final Prospectus; the stockholders of the Company have no preemptive rights with respect to the Offered Securities; and none of the outstanding shares of capital stock of the Company have been issued in violation of any preemptive or similar rights of any securityholder of the Company. Except as disclosed in the Registration Statement, the General Disclosure Package and the Final Prospectus, there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations or (C) obligations of the Company to issue or sell any shares of capital stock, any such convertible or exchangeable securities or obligations or any such warrants, rights or options.
(xi)No Broker’s Fee. Except as disclosed in the Registration Statement, the General Disclosure Package and the Final Prospectus and as contemplated by this Agreement, neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person that could give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering,
(xii)Registration Rights. Except as disclosed in the Registration Statement, the General Disclosure Package and the Final Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act (collectively, “registration rights”), and any person to whom the Company has granted registration rights has agreed not to exercise such rights until after the expiration of the Lock-Up Period referred to in Section 5(l) hereof.
(xiii)No Restrictions on Subsidiaries. No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from (i) paying any dividends or distributions to the Company, (ii) making any other distribution on such subsidiary’s capital stock or equity interests, (iii) repaying to the Company any loans or advances to such subsidiary from the Company or (iv) transferring any such subsidiary’s property or assets to the Company or any other subsidiary of the Company, in each case except as described in or contemplated in the Registration Statement, the General Disclosure Package or the Final Prospectus (exclusive of any amendment or supplement to the Final Prospectus) and that would not, individually or in the aggregate, have a Material Adverse Effect.
(xiv)Listing. The Offered Securities have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.
(xv)Absence of Further Requirements. No consent, approval, authorization, or order of, or filing, registration or qualification with, any person (including any governmental agency or body
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or any court) is required for the execution, delivery and performance by the Company of this Agreement or the issuance and sale of the Offered Securities, the application of the proceeds from the sale of the Offered Securities as described under “Use of Proceeds” in each of the Registration Statement, General Disclosure Package and the Final Prospectus, or the consummation of the transactions contemplated hereby and by the Final Prospectus, except such as have been obtained or made, and such as may be required under state securities laws or by the Financial Industry Regulatory Authority (“FINRA”).
(xvi)Title to Property. Except as disclosed in the Registration Statement, the General Disclosure Package and the Final Prospectus, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from all liens, charges, mortgages, pledges, security interests, claims, restrictions or encumbrances of any kind and defects that would not, individually or in the aggregate, have a Material Adverse Effect; and, except as disclosed in the Registration Statement, the General Disclosure Package and the Final Prospectus, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases (subject to the effects of (A) bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors generally; (B) the application of general principles of equity (including without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether enforcement is considered in proceedings at law or in equity); and (C) applicable law and public policy with respect to rights to indemnity and contribution) except as would not, individually or in the aggregate, have a Material Adverse Effect;
(xvii)Absence of Defaults and Conflicts Resulting from Transaction. The execution, delivery and performance of this Agreement, the issuance and sale of the Offered Securities, and the application of the proceeds from the sale of the Offered Securities as described under “Use of Proceeds” in each of the Registration Statement, the General Disclosure Package and the Final Prospectus, will not (i) result in a breach or violation of any of the terms and provisions of, or result in the imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject; (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company; (iii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the subsidiaries or (iv) result in any violation of any statute or any judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets, except in the case of clauses (i), (iii) and (iv) where such contravention would not, individually or in the aggregate, be expected to have a Material Adverse Effect.
(xviii)Absence of Existing Defaults and Conflicts. Neither the Company nor any of its Significant Subsidiaries is (i) in violation of its respective charter or by-laws or similar organizational document; (ii) in default (or with the giving of notice or lapse of time would be in default) under any existing obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which any of them is a party or by which any of them is bound or to which any of the properties of any of them is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except in the case of clauses (ii) and (iii) above, for any such defaults or violation that would not, individually or in the aggregate, result in a Material Adverse Effect.
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(xix)Compliance with ERISA. Except in each case as would not, individually or in the aggregate, have a Material Adverse Effect, (i) each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations, within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including, but not limited to, ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, as applicable, has been satisfied (without taking into account any waiver thereof or extension of any amortization period); (iv) the fair market value of the assets of each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (v) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur; and (vi) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation, in the ordinary course and without default).
(xx)Authorization of Agreement. The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly authorized, executed and delivered by the Company.
(xxi)Possession of Licenses and Permits. The Company and its subsidiaries possess, and are in compliance with the terms of, all adequate certificates, authorizations, franchises, licenses and permits issued by appropriate federal, state, local or foreign regulatory bodies (collectively, “Licenses”) necessary or material to the ownership or lease of their respective properties or the conduct of their respective businesses now conducted or proposed in the Registration Statement, the General Disclosure Package and the Final Prospectus to be conducted by them, except where such noncompliance with Licenses would not, individually or in the aggregate, have a Material Adverse Effect. The Company and each of its subsidiaries are in compliance with the terms and conditions of all such Licenses and have not received any notice of proceedings relating to the revocation or modification of any Licenses that, in each case, would individually or in the aggregate have a Material Adverse Effect.
(xxii)Absence of Labor Dispute. No labor disturbance by or dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company or any of its subsidiaries, is threatened and the Company and its subsidiaries are not aware of any existing, threatened labor disturbance by the employees of any of the Company or any of its subsidiaries that could in either case, individually or in the aggregate, have a Material Adverse Effect.
(xxiii)Compliance with Labor Laws. Neither the Company nor any of its subsidiaries is in violation of, or has received notice of, any violation with respect to any federal, state or local law relating to discrimination in the hiring, promotion or pay of employees or of any applicable federal or state wage and hour laws, the violation of which could reasonably be expected to have a Material Adverse Effect.
(xxiv)Possession of Intellectual Property. The Company and its subsidiaries (i) own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, “Intellectual Property Rights”) used in or necessary or material to conduct the business now operated by them, or presently employed by them, except where the failure to own
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possess or acquire any of the foregoing would not, individually or in the aggregate, have a Material Adverse Effect and (ii) have not received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property Rights that would, individually or in the aggregate, have a Material Adverse Effect; and, to the knowledge of the Company, the Intellectual Property Rights of the Company and its subsidiaries are not being infringed, misappropriated or otherwise violated by any person that would, individually or in the aggregate, have a Material Adverse Effect.
(xxv)Environmental Laws. Neither the Company nor any of its subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company and its subsidiaries are not aware of any pending investigation which would lead to such a claim.
(xxvi)Absence of Stabilization or Manipulation. Neither the Company nor any affiliate of the Company has taken, directly or indirectly, any action designed to cause or result in, or that reasonably could be expected to cause or result in, or that has constituted, the stabilization or manipulation of the price of any security of the Company in connection with the offering of the Offered Securities, or a violation of Regulation M under the Exchange Act.
(xxvii)Statistical and Market-Related Data. Any statistical and market-related data included in a Registration Statement, a Preliminary Prospectus, the General Disclosure Package, the Final Prospectus or any Written Testing-the-Waters Communication is based on or derived from sources that the Company believes to be reliable and accurate in all material respects and represent its good faith estimates that are made on the basis of data derived from such sources.
(xxviii)Compliance with the Sarbanes-Oxley Act. The Company has taken all necessary actions to ensure that, upon the effectiveness of the Registration Statement, it will be in compliance with all provisions of Sarbanes-Oxley that are then in effect and with which the Company is required to comply as of the effectiveness of the Registration Statement, and is actively taking steps to ensure that it will be in compliance with other provisions of Sarbanes-Oxley not currently in effect, upon the effectiveness of such provisions, or which will become applicable to the Company at all times after the effectiveness of the Registration Statement, except where noncompliance with all provisions of Sarbanes-Oxley will not, individually or in the aggregate, have a Material Adverse Effect.
(xxix)Internal Controls. Except as described in the Registration Statement, the General Disclosure Package and the Final Prospectus, the Company and its subsidiaries maintain systems of internal accounting controls (the “Internal Controls”) sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles in the United States (“GAAP”), including, but not limited to internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, the General Disclosure Package and the Final Prospectus,
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the Company has not disclosed or reported to the Audit Committee (the “Audit Committee”) or the Board of Directors (the “Board”) of the Company, a “significant deficiency” or “material weakness” (each as defined in Rule 12b-2 of the Exchange Act), a change in Internal Controls or fraud involving management or other employees who have a significant role (each, an “Internal Control Event”), any violation of, or failure to comply with, the Securities Laws or any matter which, would have a Material Adverse Effect.
(xxx)Disclosure Controls. (i) The Company and each of its subsidiaries maintain systems of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that have been designed to ensure that material information relating to the Company and its subsidiaries is accumulated and communicated to management of the Company and its subsidiaries, including their respective principal executive officers and principal financial officers, as appropriate; and (ii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.
(xxxi)Absence of Accounting Issues. Except as set forth in the Registration Statement, the General Disclosure Package and the Final Prospectus, neither the Board nor the Audit Committee is reviewing or investigating, and neither the Company’s independent auditors nor its internal auditors have recommended that the Audit Committee review or investigate, (i) adding to, deleting, changing the application of, or changing the Company’s disclosure with respect to, any of the Company’s material accounting policies; (ii) any matter which could result in a restatement of the Company’s financial statements for any annual or interim period during the current or prior three fiscal years; or (iii) any Internal Control Event.
(xxxii)Litigation. Except as disclosed in the Registration Statement, the General Disclosure Package and the Final Prospectus, there are no pending investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) (“Actions”) against or affecting the Company, any of its subsidiaries or any of their respective properties that would, individually or in the aggregate, have a Material Adverse Effect and to the knowledge of the Company no such Actions are threatened or contemplated.
(xxxiii)Financial Statements. The financial statements included in the Registration Statement, the General Disclosure Package and the Final Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations, stockholders’ equity and cash flows for the periods shown, and such financial statements have been prepared in conformity with GAAP applied on a consistent basis; the schedules included in each Registration Statement present fairly in all material respects the information required to be stated therein. The other financial information included in each of the Registration Statement, the Preliminary Prospectus and the Prospectus has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly in all material respects the information shown thereby.
(xxxiv)No Material Adverse Change in Business. Except as disclosed in the Registration Statement, the General Disclosure Package and the Final Prospectus, since the end of the period covered by the latest audited financial statements included in the Registration Statement, the General Disclosure Package and the Final Prospectus, (i) there has been no change, nor any development or event involving a prospective change, in the condition (financial or otherwise), results of operations, business or properties of the Company and its subsidiaries, taken as a whole, that is material and adverse, (ii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, (iii) there has been no material adverse change in the capital stock, short-term indebtedness, long-term indebtedness, net current assets or net assets of the Company or any of its subsidiaries, (iv) there has been no material
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transaction entered into and there is no material transaction that is probable of being entered into by the Company or any of its subsidiaries other than transactions in the ordinary course of business, (v) there has been no obligation, direct or contingent, that is material to the Company or any of its subsidiaries taken as a whole, incurred by the Company or any of its subsidiaries, except obligations incurred in the ordinary course of business and (vi) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority.
(xxxv)Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Registration Statement, the General Disclosure Package and the Final Prospectus, will not be required to register as an “investment company” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).
(xxxvi)Ratings. The Company has no securities that are rated by any “nationally recognized statistical rating organization” as such term is defined in Section 3(a)(62) of the Exchange Act.
(xxxvii)Related Party Transactions. No material relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, member, stockholder, customer or supplier of the Company or any affiliate of the Company on the other hand, which is required by the Act to be disclosed in a registration statement which is not so disclosed in the Registration Statement, the General Disclosure Package or the Final Prospectus.
(xxxviii)Cybersecurity. The Company and its subsidiaries’ computer and information technology equipment hardware, software, websites, systems and networks (collectively, “IT Systems”) are, in the Company’s and its subsidiaries’ reasonable belief, adequate for, and operate and perform in all respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, and to the knowledge of the Company and its subsidiaries, do not contain any bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants, except as would not, individually or in the aggregate, have a Material Adverse Effect. The Company and its subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures and safeguards to protect and maintain their confidential information and all other personal, personally-identifiable, sensitive or regulated data or information in their possession or under their control (collectively “Data”) from unauthorized access, use, misappropriation, disclosure, modification, processing, encryption or destruction, and to maintain the integrity, security, continuous operation and redundancy of the IT Systems, except where failure to do so would not, individually or in the aggregate, have a Material Adverse Effect. To the Company’s and its subsidiaries’ knowledge, there has been no security breach of, or other unauthorized access to or compromise of, the IT Systems (an “Incident”), except for those that (x) did not or would not, individually or in the aggregate, have a Material Adverse Effect and (y) that have been remedied without material cost or liability or the duty to notify any persons or entities, and there have been no suspected material Incidents that are currently under internal review or investigations. The Company and its subsidiaries have not been notified of, and have no knowledge of any Incident that would or could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.
(xxxix)Compliance with Data Privacy Laws. The Company and its subsidiaries are in compliance with all applicable laws or statutes (including, without limitation, the Fair Credit Reporting Act, 15 U.S.C. § 1681) (“Privacy Laws”) and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, the Company’s internal policies relating to the privacy and security of the IT Systems and Data and to the
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protection of such IT Systems and Data from unauthorized access, use, misappropriation, disclosure, modification, encryption or destruction or other processing, except where such non-compliance would not, individually or in the aggregate, have a Material Adverse Effect. The Company and its subsidiaries: (i) have not, received any notice of any actual or alleged violation of Privacy Laws by the Company or any of its subsidiaries; and (ii) are not a party to any order, decree, or agreement that imposes any corrective obligation or liability by any governmental or regulatory authority under any Privacy Law, except as would, individually or in the aggregate, have a Material Adverse Effect
(xl)Taxes. The Company and each of its subsidiaries has filed all federal, state, local and foreign tax returns required to be filed through the date of this Agreement or have requested extensions of the filing deadlines therefor and have paid all taxes required to be paid thereon (except as currently being contested in good faith and/or for which reserves required by GAAP have been created in the financial statements of the Company), except where the failure to do so would not, individually or in the aggregate, have a Material Adverse Effect, and no tax deficiency has been asserted against the Company or any of its subsidiaries which could reasonably be expected to have a Material Adverse Effect.
(xli)Insurance. The Company and its subsidiaries are insured by insurers with appropriately rated claims paying abilities against such losses and risks and in such amounts as are prudent and customary for the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect except as would, individually or in the aggregate, have a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments except as would, individually or in the aggregate, have a Material Adverse Effect; and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause except as would, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for except as would, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.
(xlii)No Unlawful Payments. Neither the Company nor any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect bribe, rebate, payoff, influence payment, kickback or other unlawful payment or benefit to any foreign or domestic government official or employee; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and its subsidiaries have instituted, maintained and enforced, and will continue to maintain and enforce policies and procedures reasonably designed to promote and achieve compliance with all applicable anti-bribery and anti-corruption laws.
(xliii)Compliance with Anti-Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with all applicable financial
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recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, and the applicable anti-money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company and its subsidiaries, threatened.
(xliv)Economic Sanctions. Neither the Company nor any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent or affiliate of the Company or any of its subsidiaries (i) is currently subject to any sanctions imposed by the United States, (including any administered or enforced by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or (ii) will, directly or indirectly, use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person, in any manner that will result in a violation of any economic sanctions imposed by the United States (including any administered or enforced by OFAC, the U.S. Department of State, or the Bureau of Industry and Security of the U.S. Department of Commerce), the United Nations Security Council, the European Union, or the United Kingdom (including sanctions administered or controlled by Her Majesty’s Treasury) (collectively, “Sanctions” and such persons, “Sanctioned Persons”), by, or could result in the imposition of Sanctions against, any person (including any person participating in the offering, whether as underwriter, advisor, investor or otherwise). Neither the Company nor any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries, is a person that is, or is 50% or more owned or otherwise controlled by a person that is: (i) the subject of any Sanctions; or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions that broadly prohibit dealings with that country or territory (currently, Cuba, Iran, Crimea, North Korea and Syria) (collectively, “Sanctioned Countries” and each, a “Sanctioned Country”). Except as has been disclosed to the Representatives or is not material to the analysis under any Sanctions, neither the Company nor any of its subsidiaries has engaged in any dealings or transactions with or for the benefit of a Sanctioned Person, or with or in a Sanctioned Country, in the preceding five years, nor do the Company or any of its subsidiaries have any plans to increase their dealings or transactions with Sanctioned Persons, or with or in Sanctioned Countries.
    3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements and subject to the terms and conditions set forth herein, the Company agrees to sell to the several Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of $[●] per share, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule A hereto.
    The Company will deliver the Firm Securities to or as instructed by the Representatives for the accounts of the several Underwriters in a form reasonably acceptable to the Representatives, against payment of the purchase price by the Underwriters in federal (same day) funds by wire transfer to an account at a bank acceptable to the Representatives drawn to the order of [●] in the case of [●] shares of Firm Securities and [●] in the case of [●] shares of Firm Securities, at the office of Latham & Watkins LLP, 1271 Avenue of the Americas, New York, NY 10020, at [●] A.M., New York City time, on [●], 2021, or at such other time as the Representatives and the Company determine, such time being herein referred to as the “First Closing Date”. For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The Firm Securities so to be delivered or evidence of their issuance will be made available for checking at the above office of Latham & Watkins LLP at least 24 hours prior to the First Closing Date.
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    In addition, upon written notice from the Representatives given to the Company from time to time not more than 30 days subsequent to the date of the Final Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per share to be paid for the Firm Securities. The Company agrees to sell to the Underwriters up to [●] additional shares of the Optional Securities. The underwriters agree, severally and not jointly, to purchase from the Company for the account of each Underwriter in the same proportion as the number of shares of Firm Securities set forth opposite such Underwriter’s name bears to the total number of shares of Firm Securities (subject to adjustment by the Representatives to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by the Representatives to the Company.
    Each time for the delivery of and payment for the Optional Securities, being herein referred to as an “Optional Closing Date”, which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a “Closing Date”), shall be determined by the Representatives but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to or as instructed by the Representatives for the accounts of the several Underwriters, in a form reasonably acceptable to the Representatives against payment of the purchase price therefore in federal (same day) funds by wire transfer to an account at a bank acceptable to the Representatives drawn to the order of  [●], at the above office of Latham & Watkins LLP. The certificates for the Optional Securities being purchased on each Optional Closing Date or evidence of their issuance will be made available for checking at the above office of Latham & Watkins LLP at a reasonable time in advance of such Optional Closing Date.
    4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Final Prospectus.
    5. Certain Agreements of the Company. The Company agrees with the several Underwriters that:
a.    Additional Filings. Unless filed pursuant to Rule 462(c) as part of the Additional Registration Statement in accordance with the next sentence, the Company will file the Final Prospectus, in a form approved by the Representatives, with the Commission pursuant to and in accordance with Rule 424(b) within the time periods specified by Rule 424(b) and Rule 430A under the Act. The Company will advise the Representatives promptly of any such filing pursuant to Rule 424(b) and provide reasonably satisfactory evidence to the Representatives of such timely filing. If an Additional Registration Statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of the execution and delivery of this Agreement, the Company will file the Additional Registration Statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York City time, on the date of this Agreement or, if earlier, on or prior to the time the Final Prospectus is finalized and distributed to any Underwriter, or will make such filing at such later date as shall have been reasonably consented to by the Representatives.
b.    Filing of Amendments: Response to Commission Requests. The Company will promptly advise the Representatives of any proposal to amend or supplement at any time the Initial Registration Statement, any Additional Registration Statement or any Preliminary Prospectus and will not effect such amendment or supplementation without the Representatives’ consent not to be unreasonably withheld or delayed; and the Company will also advise the Representatives promptly of (i) the effectiveness of any Additional Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement), (ii) any amendment or
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supplementation of a Registration Statement or any Preliminary Prospectus, (iii) any request by the Commission or its staff for any amendment to any Registration Statement, for any supplement to any Preliminary Prospectus or for any additional information, (iv) the institution by the Commission of any stop order proceedings in respect of a Registration Statement or the threatening of any proceeding for that purpose, and (v) the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Securities in any jurisdiction or the institution or threatening of any proceedings for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.
c.    Continued Compliance with Securities Laws. If, at any time when a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be) required to be delivered under the Act by any Underwriter or dealer, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Registration Statement or supplement the Final Prospectus to comply with the Act, the Company will promptly notify the Representatives of such event and will promptly prepare and file with the Commission and furnish, at its own expense, to the Underwriters and the dealers and any other dealers upon request of the Representatives, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Representatives’ consent to, nor the Underwriters’ delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7 hereof.
d.    Testing-the-Waters Communication. If at any time following the distribution of any Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such statement or omission.
e.    Rule 158. As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Time of the Initial Registration Statement (or, if later, the Effective Time of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act. For the purpose of the preceding sentence, “Availability Date” means the day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Time on which the Company is required to file its Form 10-Q for such fiscal quarter except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the day after the end of such fourth fiscal quarter on which the Company is required to file its Form 10-K.
f.    Furnishing of Prospectuses. The Company will furnish to the Representatives copies of each Registration Statement ([●] of which will be signed and will include all exhibits), each related Preliminary Prospectus, and, so long as a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be) required to be delivered under the Act, the Final Prospectus and all amendments and supplements to such documents, in each case in such quantities as the Representatives may reasonably request. All other such documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.
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g.    Blue Sky Qualifications. The Company will promptly arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as the Representatives designate and will continue such qualifications in effect so long as required for the distribution, provided that the Company will not be required to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction, or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject.
h.    Reporting Requirements. The Company, during the period when a prospectus relating to the Offered Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the Rules and Regulations.
i.    Payment of Expenses. The Company agrees with the several Underwriters that the Company will pay all expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to: (i) any filing fees and other expenses (including reasonable fees and disbursements of counsel to the Underwriters) incurred in connection with qualification or registration of the Offered Securities for offer and sale under the securities laws or Blue Sky laws of the several states of the United States, the provinces of Canada or other jurisdictions as the Representatives designate and the preparation and printing of memoranda relating thereto (such fees and expenses in an aggregate amount not to exceed $10,000), (ii) costs and expenses related to the review by FINRA of the terms of the sale of the Offered Securities (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such review, such fees and expenses in an aggregate amount not to exceed $50,000), (iii) costs and expenses relating to investor presentations or any “road show” in connection with the offering and sale of the Offered Securities including, without limitation, any travel expenses of the Company’s officers and employees and any other expenses of the Company including 50% of the cost of any aircraft chartered in connection with the road show with the remaining 50% of the cost of such aircraft to be paid by the Underwriters, fees and expenses incident to listing the Offered Securities on the New York Stock Exchange and other national and foreign exchanges, (iv) fees and expenses in connection with the registration of the Offered Securities under the Exchange Act, (v) any transfer taxes payable in connection with the delivery of the Offered Securities to the Underwriters and reasonable expenses incurred in distributing preliminary prospectuses and the Final Prospectus (including any amendments and supplements thereto) to the Underwriters and (vi) for expenses incurred for preparing, printing and distributing any Issuer Free Writing Prospectuses to investors or prospective investors.
j.    Use of Proceeds. The Company will use the net proceeds received by it in connection with this offering in the manner described in the “Use of Proceeds” section of the Registration Statement, General Disclosure Package and the Final Prospectus.
k.    Absence of Stabilization or Manipulation. The Company will not take, directly or indirectly, any action designed to or that has constituted or that reasonably could be expected to cause or result in the stabilization or manipulation of the price of any securities of the Company in connection with the offering of the Offered Securities.
l.    (A) Restriction on Sale of Securities by Company. For the period specified below (the “Lock-Up Period”), the Company will not, without the prior written consent of the Representatives (which consent may be withheld at the sole discretion of the Representatives) directly or indirectly, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, any Securities or securities convertible into or exchangeable or exercisable for any Securities (collectively, “Lock-up Securities”), (2) enter into any swap, hedge, option, derivative
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or other arrangement (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) designed or intended to, or which could reasonably be expected to lead to or result in, a sale, loan, pledge or other disposition or transfer of any economic consequences of ownership, in whole or in part, directly or indirectly, of any Lock-Up Securities, whether any such aforementioned transaction is to be settled by delivery of the Lock-Up Securities, in cash or otherwise, (3) exercise any right with respect to the registration of any Lock-Up Securities, or file, cause to be filed or cause to be confidentially submitted, any registration statement in connection therewith, under the Act or (4) publicly disclose the intention to do any of the foregoing, except (1) issuances of Lock-Up Securities or securities convertible into or exercisable for shares of Lock-up Securities pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options or the settlement of restricted stock units, in each case outstanding on the date hereof and described in the Registration Statement, the General Disclosure Package and the Prospectus; (2) grants of employee stock options, stock awards, restricted stock, restricted stock units or other equity awards and the issuance of shares of Lock-up Securities (whether upon the exercise of stock options or otherwise) pursuant to the terms of an equity compensation plan, employee stock purchase plan or dividend reinvestment plan in effect on the date hereof and described in the Registration Statement, the General Disclosure Package and the Prospectus; (3) the filing by the Company of any registration statement on Form S-8 with the Commission relating to the offering of securities pursuant to the terms of such equity plans or similar plans; (4) the issuance by the Company of Securities in connection with an acquisition or business combination, provided that the aggregate number of Securities issued pursuant to this clause (4) during the Lock-Up Period shall not exceed 5% of the total number of Securities issued and outstanding on the closing date of the offering. The Lock-Up Period will commence on the date hereof and continue for 180 days after the date hereof or such earlier date that the Representatives consent to in writing.
(B) Agreement to Announce Lock-up Waiver. If the Representatives, in their sole discretion, agree to release or waive the restrictions set forth in a lock-up letter described in Section 7(g) hereof for an officer or director of the Company and provide the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit A hereto through a major news service at least two business days before the effective date of such release or waiver.
m.    Listing. The Company will use its reasonable best efforts to list for quotation the Securities on the New York Stock Exchange.
n.    Cybersecurity. If at or prior to a Closing Date, the Company or the Underwriters have knowledge or notice of, or reasonably believe there has been, any actual, potential or threatened Incident (as defined in Section 2(xxxviii)) or any other unauthorized access to or compromise of any Data (as defined in Section 2(xxxviii)) (an “Actual or Potential Breach”), the Company shall notify the Representatives and provide a reasonably detailed description of the nature of the Actual or Potential Breach. If the Representative determine that the Actual or Potential Breach could have an impact on the purchase, sale, or delivery of the Offered Securities on the Closing Date, then, upon request, the Company shall use its reasonable best efforts to cooperate and follow the reasonable steps and procedures provided by the Representatives to redress or safeguard against such Actual or Potential Breach or other unauthorized access in connection with purchase, sale and delivery of the Offered Securities.
o.    Emerging Growth Company Status. The Company will promptly notify the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of the Offered Securities within the meaning of the Act and (ii) completion of the Lock-Up Period.
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6. Free Writing Prospectuses. The Company represents and agrees that, unless it obtains the prior consent of the Representatives, it has not made and will not make any offer relating to the Offered Securities that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, or portion thereof, required to be filed with the Commission. Any such free writing prospectus consented to by the Company and the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply in all material respects with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. The Company represents that is has satisfied, and agrees that it will satisfy, the conditions in Rule 433 to avoid a requirement to file with the Commission any electronic road show. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, any Preliminary Prospectus or the Prospectus or as a result of which such Issuer Free Writing Prospectus, if republished immediately following such event or development, would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (i) the Company will promptly notify the Representatives and (ii) the Company will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission
7. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties of the Company herein (as though made on such Closing Date), to the accuracy of the statements of the Company’s officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:
a.    Accountants’ Comfort Letters. The Representatives shall have received a letter of PricewaterhouseCoopers LLP, dated the date hereof, in form and substance satisfactory to the Representatives, addressed to the Underwriters, confirming that they are a registered public accounting firm and independent public accountants within the meaning of the Securities Laws, and containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the General Disclosure Package. In addition, on each Closing Date, the Representatives shall have received from PricewaterhouseCoopers LLP a “bring-down comfort letter” dated such Closing Date, addressed to the Underwriters, in the form of the “comfort letter” delivered on the date hereof, except that (i) it shall cover the financial information in the Final Prospectus and any amendment or supplement thereto and (ii) procedures shall be brought down to a date no more than three days prior to such Closing Date.
b.    Effectiveness of Registration Statement. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York City time, on the date of this Agreement or, if earlier, the time the Final Prospectus is finalized and distributed to any Underwriter, or shall have occurred at such later time as shall have been consented to by the Representatives. The Final Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) hereof. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission.
c.    No Material Adverse Change. No event or condition of a type described in Section 2(xxxiv) hereof shall have occurred or shall exist, which event or condition is not described in each of the
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General Disclosure Package and the Final Prospectus the effect of which, in the judgment of the Representatives, makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Offered Securities on the terms and in the manner contemplated by this Agreement, the General Disclosure Package and the Final Prospectus.
d.    Opinion and 10b-5 Statement of Counsel for the Company. The Representatives shall have received an opinion and 10b-5 statement, dated such Closing Date, of Paul, Weiss, Rifkind, Wharton & Garrison LLP , counsel for the Company, addressed to the Representatives, in form and substance reasonably satisfactory to the Representatives.
e.    Opinion and 10b-5 Statement of Counsel for Underwriters. The Representatives shall have received from Latham & Watkins LLP, counsel for the Underwriters, such opinion or opinions and 10b-5 statement, dated such Closing Date, with respect to the issuance and sale of the Offered Securities, the General Disclosure Package, the Final Prospectus and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.
f.    Officers’ Certificate. The Representatives shall have received a certificate, dated such Closing Date, of an executive officer of the Company and a principal financial or accounting officer of the Company in which such officers shall state that the: (i) representations and warranties of the Company in this Agreement are true and correct, as of such Closing Date, and (ii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; (iii) no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best of their knowledge and after reasonable investigation, are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was timely filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b); and (iv), subsequent to the date of the most recent financial statements in the General Disclosure Package and the Final Prospectus, to the effect of Section 7(c).
g.    Lock-Up Agreements. On or prior to the date hereof, the Representatives shall have received lock-up agreements in the form set forth on Exhibit B hereto from each executive officer, director and securityholder of the Company specified in Schedule C to this Agreement.
h.    FinCEN Certificate. On or before the date of this Agreement, the Representatives shall have received a certificate satisfying the beneficial ownership due diligence requirements of the Financial Crimes Enforcement Network (“FinCEN”) from the Company in form and substance reasonably satisfactory to the Representatives, along with such additional supporting documentation as the Representatives have requested in connection with the verification of the foregoing certificate.
i.    Chief Financial Officer’s Certificate. The Representative shall have received (i) a certificate, dated the date hereof, of the chief financial officer of the Company, in his capacity as such, with respect to certain financial information contained in the General Disclosure Package and (ii) a certificate, dated such Closing Date, of the chief financial officer of the Company, in his capacity as such, with respect to certain financial information contained in the Final Prospectus, in each case providing “management comfort” with respect to such information, in form and substance reasonably satisfactory to the Representative.
    The Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. The Representatives may in
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their sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.
    8. Indemnification and Contribution. (a) Indemnification of Underwriters by Company. The Company will indemnify and hold harmless each Underwriter, its partners, members, directors, officers, employees, agents, affiliates and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each, an “ Underwriter Indemnified Party”), against any and all losses, claims, damages or liabilities, joint or several, to which such Underwriter Indemnified Party may become subject, under the Act, the Exchange Act, other federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of any Registration Statement, any Preliminary Prospectus, the General Disclosure Package, the Final Prospectus, any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission of a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and will reimburse each Underwriter Indemnified Party for any legal or other expenses reasonably incurred by such Underwriter Indemnified Party in connection with investigating, defending or preparing to defend against any such loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Underwriter Indemnified Party is a party thereto), whether threatened or commenced, and in connection with the enforcement of this provision with respect to any of the above as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below. The foregoing indemnity agreement is in addition to any liability that the Company may otherwise have.
    (b) Indemnification of Company. Each Underwriter will severally and not jointly indemnify and hold harmless the Company, each of its directors and each of its officers who signs a Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each, a “Company Indemnified Party”) against any losses, claims, damages or liabilities to which such Company Indemnified Party may become subject, under the Act, the Exchange Act, or other federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of any Registration Statement, any Preliminary Prospectus, the General Disclosure Package, the Final Prospectus, any Written Testing-the-Waters Communication or any Issuer Free Writing Prospectus or arise out of or are based upon the omission or the alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company by any Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by such Company Indemnified Party in connection with investigating, preparing or defending against any such loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Company Indemnified Party is a party thereto), whether threatened or commenced, based upon any such untrue statement or omission, or any such alleged untrue statement or omission as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of (i) the following information in the Final Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the [fifth]2
2 To conform to S-1.
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paragraph under the caption “Underwriting”. The foregoing indemnity agreement is in addition to any liability that any Underwriter may otherwise have.
    (c) Actions against Parties; Notification. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a) or (b) above, notify the indemnifying party in writing of the claim or the commencement thereof; provided that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation unless (i) the indemnified party and the indemnifying party shall have mutually agreed to the contrary, (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party, (iii) the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No indemnifying party shall (x) without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes (i) an unconditional release of such indemnified party, in form and substance satisfactory to such indemnified party, from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or failure to act by or on behalf of any indemnified party or (y) be liable for any settlement of any action effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless each indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 8, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request or disputed in good faith the indemnified party’s entitlement to such reimbursement prior to the date of such settlement.
(d) Contribution. If the indemnification provided for in this Section 8 is for any reason unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, or actions in respect thereof, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the
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statements or omissions which resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Offered Securities pursuant to this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Underwriter with respect to the offering of the Offered Securities exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this Section 8(d) to contribute are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 8, each affiliate, director, officer and employee of any Underwriter and each person, if any, who controls any] Underwriter within the meaning of the Act and the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, and each person, if any, who controls the Company within the meaning of the Act and the Exchange Act shall have the same rights to contribution as the Company.
9. Default of Underwriters. (a) If, on a Closing Date, any Underwriter defaults in its obligations to purchase Offered Securities that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Offered Securities by the non-defaulting Underwriters or other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriters, the non-defaulting Underwriters do not arrange for the purchase of such Offered Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons reasonably satisfactory to the non-defaulting Underwriters to purchase the Offered Securities on such terms. In the event that within the respective prescribed periods, the non-defaulting Underwriters notify the Company that they have so arranged for the purchase of such Offered Securities, or the Company notifies the non-defaulting Underwriters that it has so arranged for the purchase of such Offered Securities, either the non-defaulting Underwriters or the Company may postpone such Closing Date for up to seven full business days in order to effect any changes that, in the opinion of counsel for the Company or counsel for the Underwriters, may be necessary in the General Disclosure Package, the Final Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the General Disclosure Package or the Final Prospectus that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule A hereto that, pursuant to this Section 9, purchases Offered Securities that a defaulting Underwriter agreed, but subsequently failed, to purchase.
(b) If, after giving effect to any arrangements for the purchase of the Offered Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of Offered Securities that remains unpurchased on the Closing Date does not exceed one-eleventh of the aggregate number of
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Offered Securities to be purchased on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Offered Securities that such Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro rata share (based on the number of Offered Securities that such Underwriter agreed to purchase hereunder) of the Offered Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; provided, however, that no non-defaulting Underwriters shall be obligated to purchase more than 110% of the aggregate principal amount of Offered Securities that it agreed to purchase on such Closing Date, pursuant to the terms of Section 3 hereof.
(c) If, after giving effect to any arrangements for the purchase of the Offered Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of such Offered Securities that remains unpurchased exceeds one-eleventh of the aggregate number of Offered Securities to be purchased on such date, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 5(i) and except that the provisions of Section 8 shall not terminate and shall remain in effect.
(d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by such Underwriter’s default.
    10. Termination. This Agreement may be terminated by the Representatives, by notice given to and received by the Company, if after the execution and delivery of this Agreement and prior to the Closing Date, or, in the case of the Optional Securities, prior to such Optional Closing Date: (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the Nasdaq Stock Market or in any other over-the-counter market, or minimum or maximum prices shall have been generally established on any of such quotation system or exchange, (ii) trading or quotation of any securities of the Company shall have been suspended or limited by the Commission or on any exchange or in any over-the-counter market, (iii) any general banking moratorium shall have been declared by any U.S. federal, New York or Delaware authorities; (iv) any major disruption of settlements of securities, payment, or clearance services in the United States or any other relevant jurisdiction shall have occurred or (v) there shall have occurred any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency or any other change in U.S. or international financial, political or economic conditions, that, in the judgment of the Representatives, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it impracticable or inadvisable to proceed with the offer, sale and delivery of the Offered Securities on the terms and in the manner contemplated in the Registration Statement, the General Disclosure Package or the Final Prospectus.
    11. Reimbursement of Underwriters’ Expenses. If (a) the Company for any reason fails to tender the Offered Securities for delivery to the Underwriters, or (b) the Underwriters decline to purchase the Offered Securities for any reason permitted under this Agreement (other than any defaulting underwriter as described in Section 9), the Company agrees to reimburse the Underwriters for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel to the Underwriters) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Offered Securities, and upon demand the Company shall pay the full amount thereof to the Underwriters.
    12. Survival of Certain Representations and Obligations. The respective indemnities, rights of contribution, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of
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any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities and any termination of this Agreement. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement by a defaulting underwriter pursuant to Section 9 hereof, the Company will reimburse the Underwriters for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities, and the respective obligations of the Company and the Underwriters pursuant to Section 8 hereof shall remain in effect. In addition, if any Offered Securities have been purchased hereunder, the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect.
    13. Notices. All communications hereunder shall be in writing and, (i) if sent to the Underwriters shall be mailed, delivered or telefaxed and confirmed to the Representatives, c/o Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, N.Y. 10010-3629, Facsimile: (212) 325-4296, Attention: IB CM&A Legal, and c/o Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282, Attention: Registration Department, and, (ii) if sent to the Company shall be mailed, delivered or telefaxed and confirmed to the Company at 100 Centerview Drive Suite 300, Nashville, Tennessee 37214 , Attention: Brian Copple; provided, however, that any notice to any Underwriter pursuant to Section 8 will be mailed, delivered or telegraphed and confirmed to such Underwriter.
    14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.
    15. Representation of Underwriters. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives jointly or by Credit Suisse will be binding upon all the Underwriters.
    16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
    17. Absence of Fiduciary Relationship. The Company acknowledges and agrees that:
(a) No Other Relationship. The Representatives have been retained solely to act as underwriters in connection with the sale of the Offered Securities and that no fiduciary, advisory or agency relationship between the Company, on the one hand, and the Representatives, on the other, has been created in respect of any of the transactions contemplated by this Agreement or the Final Prospectus, irrespective of whether the Representatives have advised or are advising the Company on other matters;
(b) Arms’ Length Negotiations. The price of the Offered Securities set forth in this Agreement was established by Company following discussions and arms-length negotiations with the Representatives and the Company are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement;
(c) Absence of Obligation to Disclose. The Company has been advised that the Representatives and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Representatives have no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and
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(d) Waiver. The Company waive, to the fullest extent permitted by law, any claims they may have against the Representatives for breach of fiduciary duty or alleged breach of fiduciary duty and agree that the Representatives shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.
    18. Applicable Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
    The Company hereby submits to the non-exclusive jurisdiction of the federal and state courts in the Borough of Manhattan in the City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company irrevocably and unconditionally waives any objection to the laying of venue of any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in federal and state courts in the Borough of Manhattan in the City of New York and irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum.
    19. Waiver of Jury Trial. The Company hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
20. Recognition of the U.S. Special Resolution Regimes.
(a) In the event that any Underwriter that is a Covered Entity and becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.
(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.
As used in this Section 20:
“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).
“Covered Entity” means any of the following:
(i) a “covered entity” as the term is defined in, and interpreted in accordance with, 12 C.F.R§ 252.82(b);
(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
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“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R §§ 252.81, 47.2 or 382.1, as applicable.
“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.
    21. Compliance with USA Patriot Act. In accordance with the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law on October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and addresses of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

If the foregoing is in accordance with the Representatives’ understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Company and the several Underwriters in accordance with its terms.

Very truly yours,

HIRERIGHT HOLDINGS CORPORATION

By
Name:
Title:
The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

Credit Suisse Securities (USA) LLC

By
Name:
Title:

Goldman Sachs & Co. LLC

By
Name:
Title:
Acting on behalf of themselves and as the Representatives of the several Underwriters.

SCHEDULE A

Underwriter	Number of Shares of Firm Securities	Number of Shares of Optional Securities

Credit Suisse Securities (USA) LLC
Goldman Sachs & Co. LLC
Barclays Capital Inc.
Jefferies LLC
RBC Capital Markets, LLC
Robert W. Baird & Co. Incorporated
William Blair & Company, L.L.C.
KeyBanc Capital Markets Inc.
Stifel, Nicolaus & Company, Incorporated
Truist Securities, Inc.
Citizens Capital Markets, Inc.
SPC Capital Markets LLC
Penserra Securities LLC
R. Seelaus & Co., LLC
Roberts & Ryan Investments, Inc.

Total

SCHEDULE B
1.    General Use Free Writing Prospectuses (included in the General Disclosure Package)
“General Use Issuer Free Writing Prospectus” includes each of the following documents:
1.   [●]
2.    Other Information Included in the General Disclosure Package
The following information is also included in the General Disclosure Package:
1.   The initial price to the public of the Offered Securities.
Exhibit A
Form of Press Release
HireRight Holdings Corporation
[●]
HireRight Holdings Corporation (the “Company”) announced today that Credit Suisse Securities (USA) LLC and Goldman Sachs & Co. LLC, the lead book-running managers in the Company’s recent public sale of [●] shares of common stock, are [waiving] [releasing] a lock-up restriction with respect to     shares of the Company’s common stock held by [certain officers or directors] [an officer or director] of the Company. The [waiver] [release] will take effect on     ,          20     , and the shares may be sold on or after such date.
This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

Exhibit B
Form of Lock-Up Agreement
[●], 2021

HireRight GIS Group Holdings LLC
100 Centerview Drive
Suite 300
Nashville, Tennessee 37214

Credit Suisse Securities (USA) LLC
Goldman Sachs & Co. LLC

As Representative(s) of the several
Underwriters listed in Schedule 1 to
the Underwriting Agreement
referred to below

c/o	Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, NY 10010-3629]

Goldman Sachs & Co. LLC
200 West Street
New York, New York 10282
Ladies and Gentlemen:
    The undersigned understands that Credit Suisse Securities (USA) LLC and Goldman Sachs & Co. LLC (the “Representatives”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with HireRight GIS Group Holdings LLC, a Delaware corporation (the “Company”) or its successor or parent entity following a corporate conversion or any substantially similar transaction as described under the caption “Corporate Conversion” in the Registration Statement and the final prospectus relating to the Public Offering (as defined below), providing for the public offering (the “Public Offering”) by the several Underwriters listed in Schedule 1 therein (the “Underwriters”) of shares of common stock, par value $0.001 per share (the “Common Stock”) of the Company. In consideration of the Underwriters’ agreement to purchase and make the Public Offering of the Common Stock, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby irrevocably agrees that without the prior written consent of the Representatives, on behalf of the Underwriters, the undersigned will not, directly or indirectly (or cause any direct or indirect affiliate to), during the period specified in the following paragraph (the “Lock-Up Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, any Common Stock or securities convertible into or exchangeable or exercisable for any Common Stock (including, without limitation, Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission (“SEC”), securities which may be issued upon exercise of a stock option or warrant and any Common Stock, options, warrants or securities now owned or hereafter acquired by the undersigned (collectively, the “Lock-Up Securities”)), (2) enter into any swap, hedge, option, derivative or other arrangement (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) designed or intended to, or which could reasonably be expected to lead to or result in, a sale, loan, pledge or other disposition (whether by the undersigned or someone other than the undersigned) or transfer of any economic consequences of ownership, in whole or in part, directly or indirectly, of any Lock-Up Securities, whether any such aforementioned transaction is to be settled by delivery of the Lock-Up Securities, in cash or otherwise, or (3) publicly disclose the intention to do any of the foregoing. Furthermore, the undersigned confirms that it has furnished the Representatives with the details of any transaction the undersigned, or any of its affiliates, is a party to as of the date hereof, which transaction would have been restricted by this Lock-Up Agreement if it had been entered into by the undersigned during the Lock-Up Period.
The foregoing shall not apply to:
(a) transactions relating to Lock-Up Securities acquired in the open market after the completion of the Public Offering, or, if the undersigned is not an officer or director of the Company, acquired by the undersigned from the Underwriters in any public offering, provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) shall be required or shall be voluntarily made in connection with subsequent sales of such Lock-Up Securities acquired in such open market transactions (other than a filing on a Form 5 or any required Schedule 13F, Schedule 13G or Schedule 13G/A, in each case made after the expiration of the Lock-Up Period referred to above);
(b) if the undersigned is an individual, transfers of shares of Common Stock or any other securities so owned convertible into or exercisable or exchangeable for Common Stock by will or intestacy;
(c) the transfer of shares of Common Stock or any Lock-Up Securities, pursuant to agreements, any equity incentive plan, equity award or benefit plan described in the registration statement relating to the Public Offering (the “Registration Statement”) and the final prospectus relating to the Public Offering (the “Prospectus”) (each, an “Equity Plan”), or rights in existence on the date hereof, or the Company’s certificate of incorporation or bylaws in connection with the repurchase or forfeiture of shares of Common Stock or any other securities so owned convertible into or exercisable or exchangeable for Common Stock, under which the Company has the option to repurchase such shares of Common Stock or a right of first refusal with respect to transfers of such shares of Common Stock, in each case, in connection with the termination of the undersigned’s employment or other service relationship with the Company; provided that any public filing or public announcement under Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership of shares of Common Stock of the Company, or otherwise, required or voluntarily made during the Lock-Up Period shall clearly indicate in the footnotes thereto or comments section thereof that such transfer was made solely to the Company pursuant to the circumstances described in this clause (c);
(d) transfers of Lock-Up Securities to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin);
(e) distributions of Lock-Up Securities to limited partners, members or stockholders of the undersigned;
(f) the establishment or modification of any trading plan that complies with Rule 10b5-1 under the Exchange Act for the transfer of shares of Common Stock; provided that (i) such plan does not provide for the transfer of shares of Common Stock during the Lock-Up Period and (ii) no public report or filing is required or voluntarily made as to the establishment of such plan during the Lock-Up Period;
(g) the transfer of shares of Common Stock or any Lock-Up Securities from the undersigned to the Company (or the purchase and cancellation of same by the Company) upon a vesting event of the

Company’s securities or upon the exercise of options as described in the Registration Statement and Prospectus to purchase shares of Common Stock by the undersigned, in each case on a “cashless” or “net exercise” basis, or to cover tax withholding obligations of the undersigned in connection with such vesting or exercise; provided that any public filing or public announcement under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, or otherwise, required or voluntarily made during the Lock-Up Period shall clearly indicate in the footnotes thereto or comments section thereof that such transfer was made pursuant to the circumstances described in this clause (g);
(h) any pledge, charge, hypothecation or other granting of a security interest in the Common Stock or any security convertible into Common Stock to one or more banks, financial or other lending institutions (“Lenders”) as collateral or security for or in connection with any margin loan or other loans, advances or extensions of credit entered into by the undersigned or any of its direct or indirect subsidiaries and any transfers of such Common Stock or such other securities to the applicable Lender(s) or other third parties upon or following foreclosure upon or enforcement of such Common Stock or such securities in accordance with the terms of the documentation governing any margin loan or other loan, advance, or extension of credit (including, without limitation, pursuant to any agreement or arrangement existing as of the date hereof); provided that with respect to any pledge, charge, hypothecation or other granting of a security interest set forth above after the execution of this agreement, the applicable Lender(s) shall be informed of the existence and contents of this agreement before entering into any margin loan or other loans, advances or extensions of credit and further, provided that the Lender shall, upon foreclosure on the pledged securities, sign and deliver a lock-up agreement substantially in the form of this Lock-Up Agreement;
(i) (i) the transfer of shares of Common Stock or any Lock-Up Securities pursuant to a bona fide third party tender offer, merger, amalgamation, consolidation or other similar transaction made to all holders of the Shares involving a Change of Control (as defined below) of the Company and approved by the Company’s board of directors, provided that in the event that the tender offer, merger, amalgamation, consolidation or other such transaction is not completed, the shares of Common Stock owned by the undersigned shall remain subject to the restrictions contained in this agreement;
(j) the exercise of any right with respect to, or the taking of any other action in preparation for, a registration by the Company of shares of Common Stock or any Lock-Up Securities, provided that no transfer of the undersigned’s shares of Common Stock of the Company proposed to be registered pursuant to the exercise of such rights under this clause (j) shall occur, and (x) no public announcement of any exercise shall be permitted and (y) no registration statement shall be publicly announced or filed, during the Lock-Up Period. Notwithstanding anything to the contrary herein, the undersigned shall be permitted to make one or more demands for or otherwise exercise any rights the undersigned holds pursuant to an agreement with the Company described in the Registration Statement and Prospectus with respect to any confidential or non-public submission for registration of any shares of Common Stock or securities convertible, exercisable or exchangeable into Common Stock; provided that, in the case of any such confidential or non-public submission, (i) no public announcement of such demand or exercise of rights shall be made, (ii) no public announcement of such confidential or non-public submission shall be made and (iii) no such confidential or non-public submission shall be filed or become a publicly available registration statement during the Lock-Up Period; and
(k) any transfer of shares of Common Stock that occurs by operation of law pursuant to a qualified domestic order in connection with a divorce settlement or other court order; provided that any public filing or public announcement under Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership of shares of Common Stock of the Company, or otherwise, required or voluntarily made during the Lock-Up Period shall clearly indicate in the footnotes thereto or comments section thereof that such transfer was made pursuant to the circumstances described in this clause (k);
provided that in the case of any transfer or distribution pursuant to clauses (b), (d), (e) and (k) each donee, trustee, transferee or distributee shall sign and deliver a lock-up letter substantially in the form of this Lock-Up Agreement and such transfers are not dispositions for value and pursuant to clauses (b), (d) and (e) each party (donor, donee, trustee, transferor, transferee, distributer or distributee) shall not be required by law (including, without limitation, the disclosure requirements of the Securities Act and the Exchange Act) to make, and shall agree to not voluntarily make, any filing or public announcement of the transfer or disposition prior to the expiration of the Lock-Up Period. For purposes of clause (i) of this paragraph, “Change of Control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), after the closing of the Public Offering, to a person or group of affiliated persons (other than General Atlantic and Stone Point Capital (as defined in the Registration Statement) or any of its Affiliates), of the Company’s voting securities if, after such transfer, such person or group of affiliated persons would hold shares having more than 50% of the voting power of all outstanding voting shares of the Company (or the surviving entity).
    The initial Lock-Up Period will commence on the date of this Lock-Up Agreement and continue to and include the date 180 days after the public offering date set forth on the final prospectus used to sell the Common Stock (the “Public Offering Date”) pursuant to the Underwriting Agreement.
    If the undersigned is not a natural person, the undersigned represents and warrants that no single natural person, entity or “group” (within the meaning of Section 13(d)(3) of the Exchange Act), other than a natural person, entity or “group” (as described above) that has executed a Lock-Up Agreement in substantially the same form as this Lock-Up Agreement, beneficially owns, directly or indirectly, 50% or more of the common equity interests, or 50% or more of the voting power, in the undersigned.
    If the undersigned is an officer or director of the Company, (i) the undersigned further agrees that the foregoing restrictions in this Lock-Up Agreement shall be equally applicable to any issuer-directed Common Stock (as referred to in FINRA Rule 5131(d)(2)(A)) that the undersigned may purchase in the Public Offering pursuant to an allocation of Common Stock that is directed in writing by the Company, (ii) the Representatives agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of shares of Common Stock, the Representatives will notify the Company of the impending release or waiver, and (iii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Representatives hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration or to an immediate family member as defined in FINRA Rule 5130(i)(5) and (b) the transferee has agreed in writing to be bound by the same terms described in this Lock-Up Agreement to the extent and for the duration that such terms remain in effect at the time of the transfer
    In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of Lock-Up Securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.
The undersigned understands that the Company and the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Lock-Up Agreement.
It is understood that if (i) the Company notifies the Underwriters that it does not intend to proceed with the Public Offering, (ii) the Underwriting Agreement does not become effective by February 15, 2022 or (iii) the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock, this Lock-Up Agreement shall become null and void and the undersigned will be released from its obligations under this Lock-Up Agreement.

Whether the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to the Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.
The undersigned acknowledges and agrees that none of the Underwriters has made any recommendation or provided any investment or other advice to the undersigned with respect to this Lock-Up Agreement or the subject matter hereof, and the undersigned has consulted its own legal, accounting, financial, regulatory, tax and other advisors with respect to this Lock-Up Agreement and the subject matter hereof to the extent the undersigned has deemed appropriate.
The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement thereof. This Lock-Up Agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned.
This Lock-Up Agreement and any claim, controversy or dispute arising under or related to this Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

[Name of stockholder]

By:
Name:
Title: